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SIMON PROPERTY GROUP
Table of Contents
As of September 30, 2008

Description		Page
Exhibit 99.1	Supplemental Information	5
	Company Overview
	Overview (reporting calendar, stock information, and corporate ratings)	5-6
	Ownership Structure	7
	Changes in Common Shares and Unit Ownership	8
	Financial Data
	Selected Financial and Equity Information	9
	Unaudited Pro-Rata Statements of Operations	10-12
	Unaudited Pro-Rata Balance Sheet	13
	Reconciliation of Net Income to NOI	14
	NOI Composition	15
	Analysis of Other Income and Other Expense	16
	Operational Data
	U.S. Portfolio GLA	17
	U.S. Regional Mall Operational Information	18
	U.S. Regional Mall Lease Expirations	19
	U.S. Regional Mall Top Tenants	20
	U.S. Regional Mall Anchor/Big Box Openings, 2008-2010	21-22
	U.S. Regional Mall Property Listing	23-26
	U.S. Premium Outlet Centers® Operational Information	27
	U.S. Premium Outlet Centers® Lease Expirations	28
	U.S. Premium Outlet Centers® Top Tenants	29
	U.S. Premium Outlet Centers® Property Listing	30
	U.S. Community/Lifestyle Centers Operational Information	31
	U.S. Community/Lifestyle Centers Lease Expirations	32
	U.S. Community/Lifestyle Centers Top Tenants	33
	U.S. Community/Lifestyle Centers Property Listing	34-35
	Mills Operational Information	36
	Mills Property Listing	37
	International Operational Information	38
	International Property Listing	39-41
	Development Activity
	Capital Expenditures in the U.S. Portfolio	42
	U.S. Development Activity Report	43-45
	International Development Activity Report	46
	Balance Sheet Information
	The Company's Share of Total Debt Amortization and Maturities by Year	47
	Summary of Indebtedness	48
	Summary of Indebtedness by Maturity	49-55
	Unencumbered Assets	56-60
	Preferred Stock/Units Outstanding	61
	Quarterly Earnings Announcement
Exhibit 99.2	Press Release	62-74

 Exhibit 99.1

SIMON PROPERTY GROUP
Overview

The Company

        Simon Property Group, Inc., ("Simon," "we," "us," "our," or the "Company") (NYSE:SPG) is a self-administered and self-managed real estate investment trust ("REIT"). Simon Property Group, L.P. or the Operating Partnership is a majority-owned subsidiary partnership of the Company. Together, the Company and the Operating Partnership, or Simon Group, are engaged primarily in the ownership, development and management of retail real estate properties. Simon Group operates from five retail real estate platforms: regional malls, Premium Outlet Centers®, The Mills®, community/lifestyle centers and international properties. At September 30, 2008, we owned or had an interest in 385 properties comprising 262 million square feet of gross leasable area in North America, Europe and Asia.

        This package was prepared to provide (1) ownership information, (2) certain operational information, and (3) balance sheet information as of September 30, 2008, for the Company and the Operating Partnership.

        Certain statements made in this Supplemental Package may be deemed "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained, and it is possible that actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks, uncertainties and other factors. Such factors include, but are not limited to: our ability to meet debt service requirements, the availability and terms of financing, changes in our credit rating, changes in market rates of interest and foreign exchange rates for foreign currencies, the ability to hedge interest rate risk, risks associated with the acquisition, development and expansion of properties, general risks related to retail real estate, the liquidity of real estate investments, environmental liabilities, international, national, regional and local economic climates, changes in market rental rates, trends in the retail industry, relationships with anchor tenants, the inability to collect rent due to the bankruptcy or insolvency of tenants or otherwise, risks relating to joint venture properties, costs of common area maintenance, competitive market forces, risks related to international activities, insurance costs and coverage, terrorist activities, changes in economic and market conditions and maintenance of our status as a real estate investment trust. We discuss these and other risks and uncertainties under the heading "Risk Factors" in our annual and quarterly periodic reports filed with the SEC. We may update that discussion in our periodic reports, but otherwise we undertake no duty or obligation to update or revise these forward-looking statements, whether as a result of new information, future developments, or otherwise.

        We hope you find this Supplemental Package beneficial. Any questions, comments or suggestions should be directed to: Shelly J. Doran, Vice President of Investor Relations-Simon Property Group, P.O. Box 7033, Indianapolis, IN 46207. Telephone: (317) 685-7330; e-mail: sdoran@simon.com

 SIMON PROPERTY GROUP
Overview

Reporting Calendar

        Results for the next four quarters will be announced according to the following approximate schedule:

Fourth Quarter 2008	January 30, 2009
First Quarter 2009	April 30, 2009
Second Quarter 2009	July 31, 2009
Third Quarter 2009	November 2, 2009

Stock Information

        The Company's common stock and two issues of preferred stock are traded on the New York Stock Exchange under the following symbols:

Common Stock	SPG
6% Series I Convertible Perpetual Preferred	SPGPrI
8.375% Series J Cumulative Redeemable Preferred	SPGPrJ

Credit Ratings

Standard & Poor's
Corporate	A-	(Stable Outlook)
Senior Unsecured	A-	(Stable Outlook)
Preferred Stock	BBB	(Stable Outlook)
Moody's
Senior Unsecured	A3	(Stable Outlook)
Preferred Stock	Baa1	(Stable Outlook)

 Simon Property Group Ownership Structure(1)
September 30, 2008

(1)
Schedule excludes Company preferred stock (see "Preferred Stock/Units Outstanding") and Operating Partnership units not convertible into common stock.

(2)
Consists of Melvin Simon, Herbert Simon, David Simon, and/or trusts established for the benefit of members of the Simon family and Melvin Simon & Associates, Inc.

(3)
Holders of Class B common stock are entitled to elect 4 of the members of the Board of Directors and also have voting rights with common stock.

(4)
Other executives includes directors and executive officers of the Company, other than Simon family members.

 SIMON PROPERTY GROUP
Changes in Company Common Share and Operating Partnership Unit Ownership
For the Period from December 31, 2007 through September 30, 2008

	Operating Partnership Units(1)	Company Common Shares(2)
Number Outstanding at December 31, 2007	57,913,250	223,034,282
Activity During the First Six Months of 2008:
Issuance of Common Stock for Stock Option Exercises	—	133,456
Conversion of Preferred Stock into Common Stock	—	13,957
Conversion of Operating Partnership Units into Common Stock	(1,558,109)	1,558,109
Conversion of Operating Partnership Units into Cash	(140,958)	—
Conversion of Operating Partnership Preferred Units into Units	1,096,784	—
Restricted Stock Awards (Stock Incentive Program)(6)	—	303,083
Number Outstanding at June 30, 2008	57,310,967	225,042,887
Activity During the Third Quarter of 2008:
Issuance of Common Stock for Stock Option Exercises	—	48,650
Conversion of Preferred Stock into Common Stock	—	43,218
Conversion of Operating Partnership Units into Common Stock	(676,878)	676,878
Conversion of Operating Partnership Units into Cash	(3,333)	—
Conversion of Operating Partnership Preferred Units into Units	4,981	—
Restricted Stock Awards (Stock Incentive Program)(6)	—	(1,628)
Number Outstanding at September 30, 2008	56,635,737	225,810,005
Details for Diluted Common Shares Outstanding(5):
Company Common Shares Outstanding at September 30, 2008		225,810,005
Number of Common Shares Issuable Assuming Conversion of:
Series I 6% Convertible Perpetual Preferred Stock(3)		11,139,507
Series C 7% Cumulative Convertible Preferred Units(3)		71,313
Series I 6% Convertible Perpetual Preferred Units(3)		1,302,202
Net Number of Common Shares Issuable Assuming Exercise of Stock Options(4)		569,458
Diluted Common Shares Outstanding at September 30, 2008(5)		238,892,485

(1)
Excludes units owned by the Company (shown here as Company Common Shares) and Operating Partnership units not convertible into common shares.

(2)
Excludes Operating Partnership preferred units relating to Company preferred stock outstanding (see Schedule of Preferred Stock Outstanding on page 61).

(3)
Conversion terms provided on page 61 of this document.

(4)
Based upon the weighted average stock price for the quarter ended September 30, 2008.

(5)
For FFO purposes.

(6)
Net of forfeitures.

 SIMON PROPERTY GROUP
Selected Financial and Equity Information
As of September 30, 2008
Unaudited
(In thousands, except as noted)

	As of or for the Three Months Ended September 30,		As of or for the Nine Months Ended September 30,
	2008	2007	2008	2007
Financial Highlights of the Company
Total Revenue—Consolidated Properties	$935,594	$907,145	$2,753,839	$2,615,218
Net Income Available to Common Stockholders	$112,809	$164,937	$277,314	$323,235
Basic Earnings per Common Share (EPS)	$0.50	$0.74	$1.23	$1.45
Diluted Earnings per Common Share (EPS)	$0.50	$0.74	$1.23	$1.45
FFO of the Operating Partnership	$463,897	$418,710	$1,311,804	$1,184,144
Diluted FFO of the Operating Partnership	$475,619	$431,553	$1,347,641	$1,222,875
Basic FFO per Share (FFOPS)	$1.64	$1.49	$4.65	$4.21
Diluted FFO per Share (FFOPS)	$1.61	$1.46	$4.56	$4.14
Distributions per Share	$0.90	$0.84	$2.70	$2.52

	September 30, 2008	December 31, 2007
Stockholders' Equity Information
Limited Partner Units Outstanding at End of Period	56,636	57,913
Common Shares Outstanding at End of Period	225,810	223,035

Total Common Shares and Units Outstanding at End of Period	282,446	280,948

Weighted Average Limited Partnership Units Outstanding	57,398	58,036
Weighted Average Common Shares Outstanding:
Basic—for purposes of EPS and FFOPS	224,601	222,998
Diluted—for purposes of EPS	225,194	223,777
Diluted—for purposes of FFOPS	238,041	237,448
Simon Group's Debt Information
Share of Consolidated Debt	$17,599,624	$16,933,771
Share of Joint Venture Debt	6,617,474	6,568,403

Share of Total Debt	$24,217,098	$23,502,174

Simon Group's Market Capitalization
Common Stock Price at End of Period	$97.00	$86.86
Common Equity Capitalization, including common operating partnership units	$27,397,237	$24,403,103
Preferred Equity Capitalization, including preferred operating partnership units	1,378,174	1,359,833

Total Equity Market Capitalization	$28,775,411	$25,762,936

Total Capitalization—Including Simon Group's Share of Total Debt	$52,992,509	$49,265,110

	As of or for the Nine Months Ended September 30,
	2008	2007
Miscellaneous Balance Sheet Data
Interest Capitalized during the Period:
Consolidated Properties	$22,651	$25,801
Joint Venture Properties	$3,243	$4,088
Simon Group's Share of Joint Venture Properties	$1,544	$1,665

        On the next three pages, we present balance sheet and income statement data on a pro-rata basis reflecting our proportionate economic ownership of each asset in the Simon Group portfolio.

        Basis of Presentation: The consolidated amounts shown are prepared on a consistent basis with our consolidated financial statements. The Company's Share of Joint Ventures column was derived on a property-by-property basis by applying the same percentage interests used to arrive at our share of net income during the period and applying them to all financial statement line items of each property. A similar calculation was performed for minority interests.

 SIMON PROPERTY GROUP
Unaudited Pro-Rata Statement of Operations
For The Three Months Ended September 30, 2008

	Consolidated	Minority Interest	Our Consolidated Share	Our Share of Joint Ventures	Our Total Share
REVENUE:
Minimum rent	$567,938	$(8,934)	$559,004	$193,270	$752,274
Overage rent	26,295	(104)	26,191	10,719	36,910
Tenant reimbursements	266,616	(5,743)	260,873	99,081	359,954
Management fees and other revenues	33,350	—	33,350	—	33,350
Other income	41,395	(413)	40,982	35,634	76,616

Total revenue	935,594	(15,194)	920,400	338,704	1,259,104

EXPENSES:
Property operating	127,515	(3,406)	124,109	69,669	193,778
Depreciation and amortization	235,915	(1,942)	233,973	98,567	332,540
Real estate taxes	84,101	(1,374)	82,727	24,177	106,904
Repairs and maintenance	20,392	(501)	19,891	11,806	31,697
Advertising and promotion	22,942	(303)	22,639	6,172	28,811
Provision for credit losses	4,004	(245)	3,759	2,689	6,448
Home and regional office costs	34,322	—	34,322	—	34,322
General and administrative	5,035	—	5,035	—	5,035
Other	17,673	(472)	17,201	16,951	34,152

Total operating expenses	551,899	(8,243)	543,656	230,031	773,687

OPERATING INCOME	383,695	(6,951)	376,744	108,673	485,417
Interest expense	(239,955)	3,850	(236,105)	(91,361)	(327,466)
Loss on extinguishment of debt	—	—	—	—	—
Minority interest in income of consolidated entities	(3,101)	3,101	—	—	—
Income tax expense of taxable REIT subsidiaries	(972)	—	(972)	—	(972)
Income from unconsolidated entities	17,312	—	17,312	(17,312)	—
Limited partners' interest in the Operating Partnership	(28,620)	—	(28,620)	—	(28,620)
Preferred distributions of the Operating Partnership	(4,266)	—	(4,266)	—	(4,266)

Income from continuing operations	124,093	—	124,093	—	124,093
Discontinued operations, net of limited partners' interest	—	—	—	—	—

NET INCOME	124,093	—	124,093	—	124,093
Preferred dividends	(11,284)	—	(11,284)	—	(11,284)

NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$112,809	$—	$112,809	$—	$112,809

RECONCILIATION OF NET INCOME TO FFO
Net Income			$124,093	$—	$124,093
Adjustments to Net Income to Arrive at FFO:
Limited partners' interest in the Operating Partnership and preferred distributions of the Operating Partnership			32,886	—	32,886
Depreciation and amortization from consolidated properties and discontinued operations			232,524	—	232,524
Simon's share of depreciation and amortization from unconsolidated entities			—	91,924	91,924
Income from unconsolidated entities			(17,312)	17,312	—
Minority interest portion of depreciation and amortization			(1,980)	—	(1,980)
Preferred distributions and dividends			(15,550)	—	(15,550)

FFO of the Operating Partnership			$354,661	$109,236	$463,897

Percentage of FFO of the Operating Partnership			76.45%	23.55%	100.00%

 SIMON PROPERTY GROUP
Unaudited Pro-Rata Statement of Operations
For The Nine Months Ended September 30, 2008

	Consolidated	Minority Interest	Our Consolidated Share	Our Share of Joint Ventures	Our Total Share
REVENUE:
Minimum rent	$1,684,819	$(27,260)	$1,657,559	$570,161	$2,227,720
Overage rent	60,782	(172)	60,610	28,882	89,492
Tenant reimbursements	776,667	(16,800)	759,867	288,475	1,048,342
Management fees and other revenues	101,249	—	101,249	—	101,249
Other income	130,322	(1,328)	128,994	80,057	209,051

Total revenue	2,753,839	(45,560)	2,708,279	967,575	3,675,854

EXPENSES:
Property operating	352,187	(9,970)	342,217	194,551	536,768
Depreciation and amortization	700,575	(6,482)	694,093	295,728	989,821
Real estate taxes	254,071	(4,129)	249,942	73,220	323,162
Repairs and maintenance	75,258	(1,818)	73,440	36,956	110,396
Advertising and promotion	64,054	(916)	63,138	17,282	80,420
Provision for credit losses	17,367	(493)	16,874	5,730	22,604
Home and regional office costs	108,766	—	108,766	—	108,766
General and administrative	15,432	—	15,432	—	15,432
Other	51,070	(1,482)	49,588	56,315	105,903

Total operating expenses	1,638,780	(25,290)	1,613,490	679,782	2,293,272

OPERATING INCOME	1,115,059	(20,270)	1,094,789	287,793	1,382,582
Interest expense	(702,207)	11,825	(690,382)	(274,733)	(965,115)
Loss on extinguishment of debt	(20,330)	—	(20,330)	—	(20,330)
Minority interest in income of consolidated entities	(8,445)	8,445	—	—	—
Income tax expense of taxable REIT subsidiaries	(1,576)	—	(1,576)	—	(1,576)
Income from unconsolidated entities	13,060	—	13,060	(13,060)	—
Limited partners' interest in the Operating Partnership	(70,869)	—	(70,869)	—	(70,869)
Preferred distributions of the Operating Partnership	(13,398)	—	(13,398)	—	(13,398)

Income from continuing operations	311,294	—	311,294	—	311,294
Discontinued operations, net of limited partners' interest	—	—	—	—	—

NET INCOME	311,294	—	311,294	—	311,294
Preferred dividends	(33,980)	—	(33,980)	—	(33,980)

NET INCOME AVAILABLE TO COMMON STOCKHOLDERS	$277,314	$—	$277,314	$—	$277,314

RECONCILIATION OF NET INCOME TO FFO
Net Income			$311,294	$—	$311,294
Adjustments to Net Income to Arrive at FFO:
Limited partners' interest in the Operating Partnership and preferred distributions of the Operating Partnership			84,267	—	84,267
Depreciation and amortization from consolidated properties and discontinued operations			690,029	—	690,029
Simon's share of depreciation and amortization from unconsolidated entities			—	280,039	280,039
Income from unconsolidated entities			(13,060)	13,060	—
Minority interest portion of depreciation and amortization			(6,447)	—	(6,447)
Preferred distributions and dividends			(47,378)	—	(47,378)

FFO of the Operating Partnership			$1,018,705	$293,099	$1,311,804

Percentage of FFO of the Operating Partnership			77.66%	22.34%	100.00%

 SIMON PROPERTY GROUP
Unaudited Pro-Rata Balance Sheet
As of September 30, 2008

	Consolidated	Minority Interest	Our Consolidated Share	Our Share of Joint Ventures	Our Total Share
ASSETS:
Investment properties, at cost	$24,992,727	$(211,536)	$24,781,191	$9,223,859	$34,005,050
Less—accumulated depreciation	5,933,544	(78,890)	5,854,654	1,240,650	7,095,304

	19,059,183	(132,646)	18,926,537	7,983,209	26,909,746
Cash and cash equivalents	646,116	(5,673)	640,443	331,640	972,083
Tenant receivables and accrued revenue, net	368,727	(4,723)	364,004	141,362	505,366
Investment in unconsolidated entities, at equity	1,696,726	—	1,696,726	(1,696,726)	—
Deferred costs and other assets	1,462,823	(173,058)	1,289,765	278,446	1,568,211
Notes receivable from related parties	530,700	—	530,700	—	530,700

Total assets	$23,764,275	$(316,100)	$23,448,175	$7,037,931	$30,486,106

LIABILITIES:
Mortgages and other indebtedness	$17,879,266	$(279,642)	$17,599,624	$6,617,474	$24,217,098
Accounts payable, accrued expenses, intangibles, and deferred revenues	1,151,176	(9,755)	1,141,421	454,285	1,595,706
Cash distributions and losses in partnerships and joint ventures, at equity	358,607	—	358,607	(358,607)	—
Other liabilities, minority interest and accrued dividends	182,231	(26,703)	155,528	324,779	480,307

Total liabilities	19,571,280	(316,100)	19,255,180	7,037,931	26,293,111

LIMITED PARTNERS' INTEREST IN THE OPERATING PARTNERSHIP	644,384	—	644,384	—	644,384
LIMITED PARTNERS' PREFERRED INTEREST IN THE OPERATING PARTNERSHIP	235,520	—	235,520	—	235,520
STOCKHOLDERS' EQUITY:
CAPITAL STOCK OF SIMON PROPERTY GROUP, INC. (750,000,000 total shares authorized, $.0001 par value, 237,996,000 shares of excess common stock):
All series of preferred stock, 100,000,000 shares authorized, 14,752,522 issued and outstanding, with a liquidation value of $737,626	743,893	—	743,893	—	743,893
Common stock, $.0001 par value, 400,000,000 shares authorized, 230,181,401 issued and outstanding	24	—	24	—	24
Class B common stock, $.0001 par value, 12,000,000 shares authorized, 8,000 issued and outstanding	—	—	—	—	—
Class C common stock, $.0001 par value, 0 shares authorized, issued and outstanding	—	—	—	—	—
Capital in excess of par value	5,130,176	—	5,130,176	—	5,130,176
Accumulated deficit	(2,384,363)	—	(2,384,363)	—	(2,384,363)
Accumulated other comprehensive income	9,571	—	9,571	—	9,571
Common stock held in treasury at cost, 4,379,396 shares	(186,210)	—	(186,210)	—	(186,210)

Total stockholders' equity	3,313,091	—	3,313,091	—	3,313,091

	$23,764,275	$(316,100)	$23,448,175	$7,037,931	$30,486,106

SIMON PROPERTY GROUP
Reconciliation of Net Income to NOI
As of September 30, 2008
(in thousands, except as noted)

        Industry practice is to evaluate real estate properties on an unleveraged basis. Net Operating Income ("NOI") is a standard industry performance measure which is defined as operating income plus depreciation and amortization, both calculated in accordance with accounting principles generally accepted in the United States ("GAAP"). We consider NOI to be a key measure of our operating performance that is not specifically defined by GAAP. We believe that NOI is helpful to investors because it is a widely recognized measure of the performance of REITs and provides a relevant basis for comparison among REITs. We also use NOI internally to measure the operating performance of our portfolio.

        However, you should understand that NOI:

  •
  does not represent cash flow from operations as defined by GAAP,

  •
  should not be considered as an alternative to net income determined in accordance with GAAP as a measure of operating performance,

  •
  is not an alternative to cash flows as a measure of liquidity, and

  •
  is not indicative of cash flows from operating, investing and financing activities.

        The Reconciliation of Net Income to NOI provides net income, which we believe is the most directly comparable GAAP financial measure, and reconciles the amounts to "Total NOI of the Simon Group Portfolio." This schedule also provides the increase in NOI of regional malls and Premium Outlet Centers that are comparable properties for the quarter and nine months ended September 30, 2008.

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2008	2007	2008	2007
Reconciliation of NOI of consolidated Properties:
Net Income	$124,093	$179,227	$311,294	$366,234
Preferred distributions of the Operating Partnership	4,266	5,382	13,398	16,218
Limited partners' interest in the Operating Partnership	28,620	44,743	70,869	86,069
Discontinued operations—Results of operations and (gain) loss on disposal or sale, net of limited partners' interest	—	7,118	—	7,263
Income tax (benefit) expense of taxable REIT subsidiaries	972	648	1,576	1,405
Minority interest in income of consolidated entities	3,101	3,052	8,445	9,098
Interest expense	239,955	238,155	702,207	704,287
Income from unconsolidated entities	(17,312)	(8,491)	(13,060)	(37,723)
Loss on extinguishment of debt	—	—	20,330	—
Gain on sale of interest in unconsolidated entity	—	(91,135)	—	(91,635)

Operating Income	383,695	378,699	1,115,059	1,061,216
Depreciation and amortization	235,915	224,662	700,575	670,544

NOI of consolidated Properties	$619,610	$603,361	$1,815,634	$1,731,760

Reconciliation of NOI of unconsolidated entities:
Net Income	$67,007	$243,433	$118,444	$358,359
Discontinued operations—Results of operations and gain on disposal or sale, net	—	28	(47)	(2,757)
Interest expense	243,569	248,588	727,279	594,093
(Income) Loss from unconsolidated entities	(346)	(545)	3,783	(458)
Gain on sale of asset	—	(198,135)	—	(193,376)

Operating Income	310,230	293,369	849,459	755,861
Depreciation and amortization	192,787	160,403	572,256	400,234

NOI of unconsolidated entities	$503,017	$453,772	$1,421,715	$1,156,095

Total consolidated and unconsolidated NOI from continuing operations	$1,122,627	$1,057,133	$3,237,349	$2,887,855

Adjustments to NOI:
NOI of discontinued consolidated and unconsolidated Properties	—	(32)	47	7,981

Total NOI of the Simon Group Portfolio	$1,122,627	$1,057,101	$3,237,396	$2,895,836

Increase in NOI from prior period	6.2%	29.9%	11.8%	21.5%
Less: Joint venture partner's share of NOI	304,670	289,433	864,993	725,911

Simon Group's Share of NOI	$817,957	$767,668	$2,372,403	$2,169,925

Increase in Simon Group's Share of NOI from prior period	6.6%	18.5%	9.3%	14.4%
NOI of Regional Malls that are Comparable Properties(1)	$624,566	$612,998	$1,834,293	$1,779,540

Increase in NOI of Regional Malls that are Comparable Properties(1)	1.9%		3.1%

NOI of Premium Outlet Centers that are Comparable Properties(1)	$117,268	$108,895	$322,990	$302,907

Increase in NOI of Premium Outlet Centers that are Comparable Properties(1)	7.7%		6.6%

(1)
Properties that were owned in both of the periods under comparison are referred to as comparable properties.

SIMON PROPERTY GROUP
NOI Composition(1)
For the Nine Months Ended September 30, 2008

Percent of Simon Group's Share of NOI
U.S. Portfolio NOI by State
Florida	13.2%
Texas	11.1%
California	10.2%
New York	7.2%
Massachusetts	7.1%
Georgia	5.1%
Indiana	4.7%
Nevada	4.6%
Pennsylvania	4.4%
New Jersey	4.1%

Top 10 Contributors by State	71.7%

NOI by Asset Type
Regional Malls	67.1%
Premium Outlet Centers	17.6%
Mills Portfolio(2)	7.2%
Community/Lifestyle Centers	3.9%
International(3)	3.9%
Other	0.3%

Total	100.0%

(1)
Based on Simon Group's share of total NOI and does not reflect any property, entity or corporate-level debt.

(2)
Mills Portfolio includes The Mills®, Mills regional malls and Mills community centers.

(3)
International includes six Premium Outlet Centers in Japan and one Premium Outlet Center in both Mexico and South Korea, plus the shopping centers in France, Italy, Poland and China.

SIMON PROPERTY GROUP
Analysis of Other Income and Other Expense
As of September 30, 2008
(In thousands)

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2008	2007	2008	2007
Consolidated Properties
Other Income
Interest Income	$13,377	$15,309	$35,644	$59,571
Lease Settlement Income	3,208	4,191	13,925	29,137	(1)
Gains on Land Sales	235	520	8,358	6,395
Other	24,575	26,564	72,395	83,063

Totals	$41,395	$46,584	$130,322	$178,166

Other Expense
Ground Rent	$7,797	$7,142	$22,657	$22,239
Professional Fees	4,961	2,687	12,310	8,079
Other	4,915	4,807	16,103	12,400

Totals	$17,673	$14,636	$51,070	$42,718

(1)
2007 includes $19 million related to two department store locations that have been or are being redeveloped.

SIMON PROPERTY GROUP
U.S. Portfolio GLA
As of September 30, 2008

Type of Property	GLA-Sq. Ft.	Total Owned GLA	% of Owned GLA
Regional Malls
Mall Stores	58,928,010	58,652,706	38.3%
Freestanding	4,279,491	1,633,528	1.1%
Anchors	96,379,514	26,289,468	17.1%

Regional Mall Total	159,587,015	86,575,702	56.5%
Premium Outlet Centers	15,804,231	15,804,231	10.3%
Community/Lifestyle Centers	20,602,233	13,986,769	9.1%
The Mills®	22,810,909	20,292,363	13.2%
Mills Regional Malls	17,481,467	8,650,883	5.7%
Mills Community Centers	1,013,832	962,278	0.6%

Mills Portfolio Total	41,306,208	29,905,524	19.5%
Office Portion of Retail	2,117,266	2,117,266	1.4%
Other(1)	6,668,865	4,902,544	3.2%

Total U.S. Properties	246,085,818	153,292,036	100.0%

(1)
Consists of: 1) ten other shopping centers and non-Premium outlet centers comprising 1.6 million square feet of GLA, 2) four regional malls (Nanuet Mall, Palm Beach Mall, Raleigh Springs Mall, University Mall (FL)) comprising 3.6 million square feet which are in the process of being de-leased to allow for significant redevelopment activities, and 3) Cincinnati Mills. These properties contribute 0.3% of Simon Group's share of total NOI.

 SIMON PROPERTY GROUP
U.S. Regional Mall Operational Information(1)
As of September 30, 2008

	As of or for the Nine Months Ended September 30,
	2008	2007
Total Number of Regional Malls	164	169
Total Regional Mall GLA (in millions of square feet; includes office portion of retail)	161.6	164.5
Occupancy(2)
Consolidated Assets	92.9%	93.0%
Unconsolidated Assets	91.7%	92.2%
Total Portfolio	92.5%	92.7%
Comparable sales per square foot(3)
Consolidated Assets	$466	$472
Unconsolidated Assets	$553	$530
Total Portfolio	$493	$491
Average rent per square foot(2)
Consolidated Assets	$38.09	$35.99
Unconsolidated Assets	$41.58	$38.71
Total Portfolio	$39.26	$36.92

Average Base Rent Per Square Foot(2)	Mall & Freestanding Stores	% Change
9/30/08	$39.26	6.3%
9/30/07	36.92
12/31/07	37.09	4.8%
12/31/06	35.38	2.6%
12/31/05	34.49	3.0%
12/31/04	33.50	3.8%
12/31/03	32.26	5.1%

Leasing Activity During the Period(2):

	Average Base Rent(4)
	Lease Signings	Store Closings/ Lease Expirations	Amount of Change (Referred to as "Leasing Spread")
2008 YTD	$45.26	$36.61	$8.65	23.6%
2007	44.76	39.12	5.64	14.4%
2006	43.21	36.73	6.48	17.6%
2005	43.18	35.78	7.40	20.7%
2004	39.33	33.59	5.74	17.1%
2003	41.28	32.99	8.29	25.1%

(1)
Does not include information for the regional malls in the Mills portfolio.

(2)
Includes mall stores.

(3)
Based upon the standard definition of sales for regional malls adopted by the International Council of Shopping Centers which includes mall stores less than 10,000 square feet.

(4)
Represents the average base rent in effect during the period for those tenants who signed leases as compared to the average base rent in effect during the period for those tenants whose leases terminated or expired.

 SIMON PROPERTY GROUP
U.S. Regional Mall Lease Expirations(1)(2)
As of September 30, 2008

Year	Number of Leases Expiring	Square Feet	Avg. Base Rent per Square Foot at 9/30/08
Mall Stores & Freestanding
Month to Month Leases	486	1,173,238	$37.69
2008 (10/1-12/31)	540	557,488	$44.71
2009	2,038	5,756,261	$36.25
2010	2,134	5,993,571	$37.84
2011	2,171	5,559,448	$35.56
2012	1,510	5,075,846	$36.61
2013	1,417	4,293,769	$41.50
2014	1,268	3,841,629	$42.56
2015	1,200	4,096,590	$42.75
2016	1,367	4,011,926	$41.44
2017	1,374	4,562,352	$43.73
2018	1,068	4,216,876	$45.07
2019 and Thereafter	575	3,387,913	$37.10
Specialty Leasing Agreements w/ terms in excess of 12 months	1,046	2,706,031	$15.02
Anchor Tenants
2009	19	2,016,507	$3.52
2010	34	4,055,343	$2.65
2011	21	2,261,008	$4.22
2012	28	3,248,412	$4.06
2013	25	3,337,311	$4.80
2014	22	2,036,931	$5.91
2015	10	805,521	$7.43
2016	11	1,122,349	$7.79
2017	6	816,723	$2.79
2018	7	687,836	$6.98
2019 and Thereafter	39	4,049,524	$6.24

(1)
Does not include information for the regional malls in the Mills portfolio.

(2)
Does not consider the impact of renewal options that may be contained in leases.

 SIMON PROPERTY GROUP
U.S. Regional Mall Top Tenants(1)
As of September 30, 2008

Top Mall Store Retail Tenants (sorted by percentage of total Simon Group base minimum rent)

Tenant	Number of Stores	Square Feet (000's)	Percent of Total Simon Group Sq. Ft.	Percent of Total Simon Group Base Min. Rent
The Gap, Inc.	301	3,404	1.4%	2.0%
Limited Brands, Inc.	321	1,785	0.7%	2.0%
Abercrombie & Fitch Co.	229	1,649	0.7%	1.7%
Foot Locker, Inc.	404	1,586	0.6%	1.5%
Zale Corporation	347	343	0.1%	1.0%
Luxottica Group S.P.A	369	734	0.3%	1.0%
Express LLC	114	1,029	0.4%	0.9%
American Eagle Outfitters, Inc.	158	892	0.4%	0.9%
Sterling Jewelers, Inc.	205	314	0.1%	0.8%
Genesco, Inc.	366	501	0.2%	0.8%

Top Anchors (sorted by percentage of total Simon Group square footage)(2)

Tenant	Number of Stores	Square Feet (000's)	Percent of Total Simon Group Sq. Ft.	Percent of Total Simon Group Base Min. Rent
Macy's, Inc.	152	26,916	10.9%	0.4%
Sears Roebuck & Co.	121	18,411	7.5%	0.2%
J.C. Penney Co., Inc.	112	16,071	6.5%	0.7%
Dillard's Dept. Stores	79	11,940	4.9%	0.1%
Nordstrom, Inc.(3)	24	4,157	1.7%	0.1%
Belk, Inc.	22	2,792	1.1%	0.3%
The Bon-Ton Stores, Inc.	22	2,180	0.9%	0.2%
Target Corporation	14	1,802	0.7%	0.0%
The Neiman Marcus Group, Inc.	10	1,265	0.5%	0.1%
Dick's Sporting Goods, Inc.	18	1,170	0.5%	0.3%
Boscov's Department Stores(4)	6	1,099	0.4%	0.0%
Saks Incorporated	9	1,053	0.4%	0.2%

(1)
Does not include information for the regional malls in the Mills portfolio.

(2)
Includes space leased and owned by the anchor.

(3)
In October, 2008 Nordstrom opened new stores at Tacoma Mall and Ross Park Mall.

(4)
Subsequent to quarter end, Boscov's closed two stores at Lehigh Valley Mall and South Hills Village.

 SIMON PROPERTY GROUP
U.S. Regional Mall Anchor/Big Box Openings(1)
2008-2010

Property Name	Location	New Tenant	Former Tenant
Openings through September 30, 2008
Aventura Mall	Miami Beach, FL	Nordstrom	Lord & Taylor
Burlington Mall	Burlington (Boston), MA	Nordstrom	Filene's
Crystal Mall	Waterford, CT	Bed Bath & Beyond	Macy's
		Christmas Tree Shop	Macy's
Fashion Mall at Keystone	Indianapolis, IN	Nordstrom	Parisian
Firewheel Town Center	Garland, TX	Dick's Sporting Goods	N/A
Laguna Hills Mall	Laguna Hills, CA	Nordstrom Rack	WOW/Good Guys
Livingston Mall	Livingston, NJ	Barnes & Noble	N/A
Markland Mall	Kokomo, IN	MC Sports	N/A
Montgomery Mall	Montgomeryville, PA	Dick's Sporting Goods	N/A
Northgate Mall	Seattle, WA	Bed Bath & Beyond	Gottschalks
Northlake Mall	Atlanta, GA	Kohl's	Parisian
Northshore Mall	Peabody, MA	Macy's Furniture	Lord & Taylor
		Macy's Mens	Lord & Taylor
Richardson Square	Richardson, TX	Lowe's	N/A
		Ross Dress for Less (relocated)	N/A
Smith Haven Mall	Lake Grove, NY	Barnes & Noble	Stern's
Upper Valley Mall	Springfield, OH	MC Sports	N/A
Valle Vista Mall	Harlingen, TX	Circuit City	OfficeMax
Openings Projected for the Remainder of 2008
Anderson Mall	Anderson, SC	Dillard's	Belk Mens (relocated)
Liberty Tree Mall	Danvers, MA	Nordstrom Rack	Stop and Shop
		Off Broadway Shoes	Stop and Shop
Northshore Mall	Peabody, MA	P.F. Chang's	N/A
Ross Park Mall	Pittsburgh, PA	Nordstrom	Macy's
		L.L. Bean	N/A
Shops at Sunset Place, The	Miami, FL	Splitsville	Small Shops
Tacoma Mall	Seattle, WA	Nordstrom (relocated)	Mervyn's
		B.J.'s Brewery & Restaurant	N/A

 SIMON PROPERTY GROUP
U.S. Regional Mall Anchor/Big Box Openings(1)
2008-2010

Property Name	Location	New Tenant	Former Tenant
Openings Projected in 2009
Coddingtown Mall	Santa Rosa, CA	Whole Foods	Ralph's Grocery
Gwinnett Place	Duluth, GA	M Mart	Macy's
Midland Park Mall	Midland, TX	Ulta	Party City
Northshore Mall	Peabody (Boston), MA	Nordstrom	Macy's
Plaza Carolina	Carolina (San Juan), PR	Tiendas Capri (relocated)	N/A
		Best Buy	Tiendas Capri
Springfield Mall	Springfield, PA	Target	Macy's
University Park Mall	South Bend, IN	Barnes & Noble	Macy's
Valley Mall	Harrisonburg, VA	Books-A-Million	Small Shops
Openings Projected in 2010
South Shore Plaza	Braintree (Boston), MA	Nordstrom	Macy's

(1)
Does not include information for the regional malls in the Mills portfolio.

 SIMON PROPERTY GROUP
U.S. Regional Mall Property Listing(1)

						Gross Leasable Area
	Property Name	State	City (CBSA)	Legal Ownership		Anchor	Mall & Freestanding		Total
1.	McCain Mall	AR	N. Little Rock	100.0%		554,156	221,368		775,524
2.	Brea Mall	CA	Brea (Los Angeles)	100.0%		874,802	445,330		1,320,132
3.	Coddingtown Mall	CA	Santa Rosa	50.0%		547,090	262,678		809,768
4.	Fashion Valley	CA	San Diego	50.0%		1,053,305	668,795		1,722,100
5.	Laguna Hills Mall	CA	Laguna Hills (Los Angeles)	100.0%		536,500	329,984		866,484
6.	Santa Rosa Plaza	CA	Santa Rosa	100.0%		428,258	270,536		698,794
7.	Shops at Mission Viejo, The	CA	Mission Viejo (Los Angeles)	100.0%		677,215	473,378		1,150,593
8.	Stanford Shopping Center	CA	Palo Alto (San Francisco)	100.0%		849,153	528,203	(7)	1,377,356
9.	Westminster Mall	CA	Westminster (Los Angeles)	100.0%		716,939	495,840		1,212,779
10.	Mesa Mall(2)	CO	Grand Junction	50.0%		441,208	441,825		883,033
11.	Town Center at Aurora	CO	Aurora (Denver)	100.0%		682,169	402,446		1,084,615
12.	Crystal Mall	CT	Waterford	74.6%		419,405	350,550		769,955
13.	Aventura Mall(2)	FL	Miami Beach (Miami)	33.3%		1,283,938	815,281		2,099,219
14.	Avenues, The	FL	Jacksonville	25.0	%(3)	754,956	363,266		1,118,222
15.	Boynton Beach Mall	FL	Boynton Beach (Miami)	100.0%		714,210	387,123		1,101,333
16.	Coconut Point	FL	Estero	50.0%		691,785	504,554		1,196,339
17.	Coral Square	FL	Coral Springs (Miami)	97.2%		648,144	296,164		944,308
18.	Cordova Mall	FL	Pensacola	100.0%		395,875	453,199		849,074
19.	Crystal River Mall	FL	Crystal River	100.0%		302,495	121,804		424,299
20.	Dadeland Mall	FL	Miami	50.0%		1,132,072	342,237		1,474,309
21.	DeSoto Square	FL	Bradenton	100.0%		435,467	254,261		689,728
22.	Edison Mall	FL	Fort Myers	100.0%		742,667	308,788		1,051,455
23.	Florida Mall, The	FL	Orlando	50.0%		1,092,465	616,699		1,709,164
24.	Gulf View Square	FL	Port Richey (Tampa)	100.0%		461,852	291,239		753,091
25.	Indian River Mall	FL	Vero Beach	50.0%		445,552	302,574		748,126
26.	Lake Square Mall	FL	Leesburg (Orlando)	50.0%		296,037	262,907		558,944
27.	Melbourne Square	FL	Melbourne	100.0%		416,167	294,006		710,173
28.	Miami International Mall	FL	Miami	47.8%		778,784	294,792		1,073,576
29.	Orange Park Mall	FL	Orange Park (Jacksonville)	100.0%		576,051	380,215		956,266
30.	Paddock Mall	FL	Ocala	100.0%		387,378	169,551		556,929
31.	Port Charlotte Town Center	FL	Port Charlotte	80.0	%(4)	458,251	322,209		780,460
32.	Seminole Towne Center	FL	Sanford (Orlando)	45.0	%(3)	768,798	369,486		1,138,284
33.	Shops at Sunset Place, The	FL	S. Miami	37.5	%(3)	0	514,559		514,559
34.	St. Johns Town Center	FL	Jacksonville	100.0%		653,291	568,826		1,222,117
35.	Town Center at Boca Raton	FL	Boca Raton (Miami)	100.0%		1,085,312	569,835		1,655,147
36.	Treasure Coast Square	FL	Jensen Beach	100.0%		511,372	354,894		866,266
37.	Tyrone Square	FL	St. Petersburg (Tampa)	100.0%		725,298	370,265		1,095,563
38.	Gwinnett Place	GA	Duluth (Atlanta)	75.0%		843,609	436,153	(7)	1,279,762
39.	Lenox Square	GA	Atlanta	100.0%		873,580	671,239		1,544,819
40.	Mall of Georgia	GA	Buford (Atlanta)	100.0%		1,069,590	727,182		1,796,772
41.	Northlake Mall	GA	Atlanta	100.0%		665,745	296,365		962,110
42.	Phipps Plaza	GA	Atlanta	100.0%		472,385	345,533		817,918
43.	Town Center at Cobb	GA	Kennesaw (Atlanta)	75.0%		851,346	421,263		1,272,609
44.	Lindale Mall(2)	IA	Cedar Rapids	50.0%		305,563	387,703		693,266
45.	NorthPark Mall	IA	Davenport	50.0%		650,456	422,344		1,072,800
46.	Southern Hills Mall(2)	IA	Sioux City	50.0%		372,937	424,581		797,518
47.	SouthRidge Mall(2)	IA	Des Moines	50.0%		388,752	498,080		886,832
48.	Lincolnwood Town Center	IL	Lincolnwood (Chicago)	100.0%		220,830	201,321		422,151
49.	Northfield Square Mall	IL	Bourbonnais	31.6	%(4)	310,994	246,180		557,174
50.	Northwoods Mall	IL	Peoria	100.0%		472,969	221,021		693,990
51.	Orland Square	IL	Orland Park (Chicago)	100.0%		773,295	436,363		1,209,658

SIMON PROPERTY GROUP
U.S. Regional Mall Property Listing(1)

						Gross Leasable Area
	Property Name	State	City (CBSA)	Legal Ownership		Anchor	Mall & Freestanding		Total
52.	River Oaks Center	IL	Calumet City (Chicago)		100.0%	807,871	558,312	(7)	1,366,183
53.	SouthPark Mall	IL	Moline		50.0%	578,056	440,798		1,018,854
54.	White Oaks Mall	IL	Springfield		80.7%	556,831	378,834		935,665
55.	Castleton Square	IN	Indianapolis		100.0%	908,481	468,348		1,376,829
56.	Circle Centre	IN	Indianapolis	14.7	%(3)	350,000	432,196		782,196
57.	College Mall	IN	Bloomington		100.0%	356,887	277,766		634,653
58.	Eastland Mall	IN	Evansville		50.0%	489,144	375,323		864,467
59.	Fashion Mall at Keystone	IN	Indianapolis		100.0%	249,721	433,864		683,585
60.	Greenwood Park Mall	IN	Greenwood (Indianapolis)		100.0%	754,928	525,162		1,280,090
61.	Markland Mall	IN	Kokomo		100.0%	273,094	141,808		414,902
62.	Muncie Mall	IN	Muncie		100.0%	435,756	204,085		639,841
63.	Tippecanoe Mall	IN	Lafayette		100.0%	537,790	323,782		861,572
64.	University Park Mall	IN	Mishawaka		100.0%	499,876	359,227		859,103
65.	Washington Square	IN	Indianapolis		100.0%	616,109	347,167		963,276
66.	Towne East Square	KS	Wichita		100.0%	779,490	357,190		1,136,680
67.	Towne West Square	KS	Wichita		100.0%	619,269	333,238		952,507
68.	West Ridge Mall	KS	Topeka		100.0%	716,811	281,464		998,275
69.	Prien Lake Mall	LA	Lake Charles		100.0%	644,124	177,244		821,368
70.	Arsenal Mall	MA	Watertown (Boston)		100.0%	191,395	312,205	(7)	503,600
71.	Atrium Mall	MA	Chestnut Hill (Boston)		49.1%	0	205,058		205,058
72.	Auburn Mall	MA	Auburn		49.1%	417,620	173,422		591,042
73.	Burlington Mall	MA	Burlington (Boston)		100.0%	780,411	537,309		1,317,720
74.	Cape Cod Mall	MA	Hyannis		49.1%	420,199	303,559		723,758
75.	Copley Place	MA	Boston		98.1%	150,847	1,091,957	(7)	1,242,804
76.	Emerald Square	MA	North Attleboro (Providence, RI)		49.1%	647,372	375,048		1,022,420
77.	Greendale Mall	MA	Worcester (Boston)		49.1%	132,634	298,247	(7)	430,881
78.	Liberty Tree Mall	MA	Danvers (Boston)		49.1%	498,000	359,935		857,935
79.	Mall at Chestnut Hill	MA	Chestnut Hill (Boston)		47.2%	297,253	178,093		475,346
80.	Northshore Mall	MA	Peabody (Boston)		49.1%	677,433	637,690		1,315,123
81.	Solomon Pond Mall	MA	Marlborough (Boston)		49.1%	538,843	370,453		909,296
82.	South Shore Plaza	MA	Braintree (Boston)		100.0%	547,287	618,688		1,165,975
83.	Square One Mall	MA	Saugus (Boston)		49.1%	608,601	321,624		930,225
84.	Bowie Town Center	MD	Bowie (Washington, D.C.)		100.0%	355,557	328,589		684,146
85.	St. Charles Towne Center	MD	Waldorf (Washington, D.C.)		100.0%	631,602	348,307		979,909
86.	Bangor Mall	ME	Bangor	67.4	%(6)	416,582	236,147		652,729
87.	Maplewood Mall	MN	St. Paul (Minneapolis)		100.0%	588,822	342,108		930,930
88.	Miller Hill Mall	MN	Duluth		100.0%	429,508	376,126		805,634
89.	Battlefield Mall	MO	Springfield		100.0%	770,111	432,404		1,202,515
90.	Independence Center	MO	Independence (Kansas City)		100.0%	499,284	532,076		1,031,360
91.	SouthPark	NC	Charlotte		100.0%	1,044,742	581,466		1,626,208
92.	Crossroads Mall	NE	Omaha		100.0%	522,119	188,403		710,522
93.	Mall at Rockingham Park, The	NH	Salem (Boston)		24.6%	638,111	382,133		1,020,244
94.	Mall of New Hampshire, The	NH	Manchester		49.1%	447,887	363,135		811,022
95.	Pheasant Lane Mall	NH	Nashua		(5)	555,474	314,242		869,716
96.	Brunswick Square	NJ	East Brunswick (New York)		100.0%	467,626	297,545		765,171
97.	Livingston Mall	NJ	Livingston (New York)		100.0%	616,128	362,977		979,105
98.	Menlo Park Mall	NJ	Edison (New York)		100.0%	527,591	796,344	(7)	1,323,935
99.	Ocean County Mall	NJ	Toms River (New York)		100.0%	616,443	273,928		890,371

SIMON PROPERTY GROUP
U.S. Regional Mall Property Listing(1)

						Gross Leasable Area
	Property Name	State	City (CBSA)	Legal Ownership		Anchor	Mall & Freestanding		Total
100.	Quaker Bridge Mall	NJ	Lawrenceville	38.0	%(6)	686,760	412,190		1,098,950
101.	Rockaway Townsquare	NJ	Rockaway (New York)	100.0%		786,626	456,811		1,243,437
102.	Cottonwood Mall	NM	Albuquerque	100.0%		631,556	409,270		1,040,826
103.	Forum Shops at Caesars, The	NV	Las Vegas	100.0%		0	635,185		635,185
104.	Chautauqua Mall	NY	Lakewood	100.0%		213,320	218,794		432,114
105.	Jefferson Valley Mall	NY	Yorktown Heights (New York)	100.0%		310,095	277,309		587,404
106.	Mall at The Source, The	NY	Westbury (New York)	25.5	%(3)	210,798	515,748		726,546
107.	Roosevelt Field	NY	Garden City (New York)	100.0%		1,430,425	780,074	(7)	2,210,499
108.	Smith Haven Mall	NY	Lake Grove (New York)	25.0%		794,310	515,045		1,309,355
109.	Walt Whitman Mall	NY	Huntington Station (New York)	100.0%		742,214	284,849		1,027,063
110.	Westchester, The	NY	White Plains (New York)	40.0%		349,393	477,979	(7)	827,372
111.	Great Lakes Mall	OH	Mentor (Cleveland)	100.0%		869,454	378,394		1,247,848
112.	Lima Mall	OH	Lima	100.0%		541,861	203,650		745,511
113.	Richmond Town Square	OH	Richmond Heights (Cleveland)	100.0%		685,251	331,498		1,016,749
114.	Southern Park Mall	OH	Youngstown	100.0%		811,858	382,196		1,194,054
115.	Summit Mall	OH	Akron	100.0%		432,936	337,496		770,432
116.	Upper Valley Mall	OH	Springfield	100.0%		479,418	264,656		744,074
117.	Penn Square Mall	OK	Oklahoma City	94.5%		588,137	462,574		1,050,711
118.	Woodland Hills Mall	OK	Tulsa	94.5%		700,235	391,544		1,091,779
119.	Century III Mall	PA	West Mifflin (Pittsburgh)	100.0%		831,439	459,074	(7)	1,290,513
120.	Granite Run Mall	PA	Media (Philadelphia)	50.0%		500,809	536,069		1,036,878
121.	King of Prussia Mall	PA	King of Prussia (Philadelphia)	12.4	%(6)	1,545,812	1,067,846	(7)	2,613,658
122.	Lehigh Valley Mall	PA	Whitehall	37.6	%(6)	564,353	605,325	(7)	1,169,678
123.	Montgomery Mall	PA	North Wales (Philadelphia)	60.0	%(6)	734,855	413,892		1,148,747
124.	Oxford Valley Mall	PA	Langhorne	65.0	%(6)	762,558	556,821	(7)	1,319,379
125.	Ross Park Mall	PA	Pittsburgh	100.0%		563,477	468,544		1,032,021
126.	South Hills Village	PA	Pittsburgh	100.0%		655,987	484,230	(7)	1,140,217
127.	Springfield Mall(2)	PA	Springfield (Philadelphia)	38.0	%(6)	367,176	221,781		588,957
128.	Plaza Carolina	PR	Carolina (San Juan)	100.0%		504,796	589,437	(7)	1,094,233
129.	Anderson Mall	SC	Anderson	100.0%		353,994	190,863		544,857
130.	Haywood Mall	SC	Greenville	100.0%		902,400	328,561		1,230,961
131.	Empire Mall(2)	SD	Sioux Falls	50.0%		497,341	548,030		1,045,371
132.	Rushmore Mall(2)	SD	Rapid City	50.0%		470,660	361,643		832,303
133.	Knoxville Center	TN	Knoxville	100.0%		597,028	383,201		980,229
134.	Oak Court Mall	TN	Memphis	100.0%		532,817	317,662	(7)	850,479
135.	West Town Mall	TN	Knoxville	50.0%		868,295	461,593		1,329,888
136.	Wolfchase Galleria	TN	Memphis	94.5%		761,648	505,572		1,267,220
137.	Barton Creek Square	TX	Austin	100.0%		922,266	506,521		1,428,787
138.	Broadway Square	TX	Tyler	100.0%		427,730	200,188		627,918
139.	Cielo Vista Mall	TX	El Paso	100.0%		793,716	449,585		1,243,301
140.	Domain, The	TX	Austin	100.0%		220,000	411,090	(7)	631,090
141.	Firewheel Town Center	TX	Garland (Dallas)	100.0%		295,532	686,084	(7)	981,616
142.	Galleria, The	TX	Houston	31.5%		1,233,802	1,116,626		2,350,428
143.	Highland Mall(2)	TX	Austin	50.0%		732,000	359,118		1,091,118
144.	Ingram Park Mall	TX	San Antonio	100.0%		750,888	374,751		1,125,639
145.	Irving Mall	TX	Irving (Dallas)	100.0%		637,415	405,299		1,042,714
146.	La Plaza Mall	TX	McAllen	100.0%		776,397	422,955		1,199,352
147.	Lakeline Mall	TX	Cedar Park (Austin)	100.0%		745,179	352,627		1,097,806
148.	Longview Mall	TX	Longview	100.0%		440,917	209,282		650,199

SIMON PROPERTY GROUP
U.S. Regional Mall Property Listing(1)

						Gross Leasable Area
	Property Name	State	City (CBSA)	Legal Ownership		Anchor	Mall & Freestanding		Total
149.	Midland Park Mall	TX	Midland	100.0%		339,113	280,088		619,201
150.	North East Mall	TX	Hurst (Dallas)	100.0%		1,191,930	452,287		1,644,217
151.	Rolling Oaks Mall	TX	San Antonio	100.0%		596,308	292,169	(7)	888,477
152.	Sunland Park Mall	TX	El Paso	100.0%		575,837	341,829		917,666
153.	Valle Vista Mall	TX	Harlingen	100.0%		389,781	262,863		652,644
154.	Apple Blossom Mall	VA	Winchester	49.1%		229,011	211,193		440,204
155.	Charlottesville Fashion Square	VA	Charlottesville	100.0%		381,153	189,847		571,000
156.	Chesapeake Square	VA	Chesapeake (Virginia Beach)	75.0	%(4)	534,760	272,867		807,627
157.	Fashion Centre at Pentagon City, The	VA	Arlington (Washington, DC)	42.5%		472,729	517,516	(7)	990,245
158.	Valley Mall	VA	Harrisonburg	50.0%		315,078	190,348		505,426
159.	Virginia Center Commons	VA	Glen Allen	100.0%		506,639	280,752		787,391
160.	Columbia Center	WA	Kennewick	100.0%		408,052	365,238		773,290
161.	Northgate Mall	WA	Seattle	100.0%		612,073	438,491		1,050,564
162.	Tacoma Mall	WA	Tacoma (Seattle)	100.0%		797,895	409,326		1,207,221
163.	Bay Park Square	WI	Green Bay	100.0%		425,773	274,191		699,964
164.	Forest Mall	WI	Fond Du Lac	100.0%		327,260	172,914		500,174

	Total Regional Mall GLA					96,379,514	65,191,472		161,570,986

FOOTNOTES:

(1)
Does not include the regional malls in the Mills portfolio or four regional malls (Nanuet Mall, Palm Beach Mall, Raleigh Springs Mall, University Mall (FL)) comprising 3.6 million sq. ft. which are in the process of being de-leased to allow for significant redevelopment activities.

(2)
This property is managed by a third party.

(3)
The Operating Partnership's direct and indirect interests in some of the properties held as joint venture interests are subject to preferences on distributions in favor of other partners or the Operating Partnership.

(4)
The Operating Partnership receives substantially all the economic benefit of the property due to a preference or advance.

(5)
The Operating Partnership owns a mortgage note that encumbers Pheasant Lane Mall that entitles it to 100% of the economics of this property.

(6)
The Operating Partnership's indirect ownership interest is through an approximately 76% ownership interest in Kravco Simon Investments.

(7)
Mall & Freestanding GLA includes office space as follows:
Arsenal Mall—107,188 sq. ft.
Century III Mall—39,119 sq. ft.
Copley Place—867,490 sq. ft.
Fashion Centre at Pentagon City, The—169,089 sq. ft.
Firewheel Town Center—74,999 sq. ft.
Greendale Mall—119,860 sq. ft.
Gwinnett Place—32,603 sq. ft.
King of Prussia Mall—13,646 sq. ft.
Lehigh Valley Mall—11,754 sq. ft.
Menlo Park Mall—52,424 sq. ft.
Oak Court Mall—127,411 sq. ft.
Oxford Valley Mall—111,163 sq. ft.
Plaza Carolina—28,436 sq. ft.
River Oaks Center—116,912 sq. ft.
Rolling Oaks Mall—6,383 sq. ft.
Roosevelt Field—1,610 sq. ft.
South Hills Village—4,361 sq. ft.
Stanford Shopping Center—5,748 sq. ft.
The Domain—92,955 sq. ft.
The Westchester—820 sq. ft.

 SIMON PROPERTY GROUP
U.S. Premium Outlet Centers Operational Information
As of September 30, 2008

	As of or for the Nine Months Ended September 30,
	2008	2007
Total Number of U.S. Premium Outlet Centers	39	37
Total U.S. Premium Outlet Centers GLA (in millions of square feet)	15.8	14.6
Occupancy(1)	98.8%	99.6%
Comparable sales per square foot(1)	$520	$499
Average base rent per square foot(1)	$27.12	$25.45
Average Base Rent Per Square Foot(1)	Total Center	% Change
9/30/08	$27.12	6.6%
9/30/07	25.45
12/31/07	25.67	5.9%
12/31/06	24.23	4.6%
12/31/05	23.16	6.0%
12/31/04	21.85	7.3%
12/31/03	20.36	n/a

Leasing Activity During the Period(1):

	Average Base Rent(2)
	Lease Signings	Store Closings/ Lease Expirations	Amount of Change (Referred to as "Leasing Spread")
2008 YTD	$39.37	$26.35	$13.02	49.4%
2007	31.43	23.64	7.79	33.0%
2006	29.95	22.87	7.08	31.0%
2005	26.48	21.91	4.57	20.9%
2004	22.78	20.02	2.76	13.8%
2003	25.41	22.62	2.79	12.3%

(1)
For all owned gross leasable area.

(2)
Represents the average base rent for tenants who signed leases as compared to the average base rent in effect for tenants whose leases terminated or expired in the same space.

 SIMON PROPERTY GROUP
U.S. Premium Outlet Centers Lease Expirations(1)
As of September 30, 2008

Year	Number of Leases Expiring	Square Feet	Avg. Base Rent per Square Foot at 9/30/08
2008 (10/1-12/31)	92	316,244	$22.63
2009	364	1,386,845	$22.03
2010	488	2,131,989	$25.07
2011	468	2,042,315	$24.96
2012	478	1,993,361	$27.25
2013	449	2,099,903	$27.83
2014	299	1,122,618	$30.55
2015	232	822,890	$32.29
2016	236	765,866	$36.55
2017	280	902,984	$37.55
2018 and Thereafter	524	1,968,976	$43.86

(1)
Does not consider the impact of renewal options that may be contained in leases.

 SIMON PROPERTY GROUP
U.S. Premium Outlet Centers Top Tenants
As of September 30, 2008

(Sorted by percentage of total Simon Group base minimum rent)

Tenant	Number of Stores	Square Feet (000's)	Percent of Total Simon Group Sq. Ft.	Percent of Total Simon Group Base Min. Rent
Phillips—Van Heusen Corporation	189	885	0.4%	0.7%
The Gap, Inc.	88	848	0.3%	0.6%
Adidas Promotional Retail Operations, Inc.	64	534	0.2%	0.4%
Nike Retail Services, Inc.	77	632	0.3%	0.4%
Jones Retail Corporation	149	462	0.2%	0.4%
The William Carter Company, Inc.	69	333	0.1%	0.3%
Tommy Hilfiger Retail Operations, Inc.	44	299	0.1%	0.2%
Coach, Inc.	35	166	0.1%	0.2%
Brown Group Retail, Inc.	69	298	0.1%	0.2%
LCI Holdings, Inc.	58	388	0.2%	0.2%

 SIMON PROPERTY GROUP
U.S. Premium Outlet Centers Property Listing

	Property Name	State	City (CBSA)	Legal Ownership	Total Gross Leasable Area
1.	Camarillo Premium Outlets	CA	Camarillo	100.0%	454,119
2.	Carlsbad Premium Outlets	CA	Carlsbad (San Diego)	100.0%	287,931
3.	Desert Hills Premium Outlets	CA	Cabazon (Riverside)	100.0%	498,838
4.	Folsom Premium Outlets	CA	Folsom (Sacramento)	100.0%	298,848
5.	Gilroy Premium Outlets	CA	Gilroy (San Jose)	100.0%	577,287
6.	Las Americas Premium Outlets	CA	San Diego	100.0%	525,298
7.	Napa Premium Outlets	CA	Napa	100.0%	179,348
8.	Petaluma Village Premium Outlets	CA	Petaluma	100.0%	195,982
9.	Vacaville Premium Outlets	CA	Vacaville	100.0%	442,042
10.	Clinton Crossing Premium Outlets	CT	Clinton	100.0%	276,163
11.	Orlando Premium Outlets	FL	Orlando	100.0%	435,695
12.	St. Augustine Premium Outlets	FL	St. Augustine (Jacksonsville)	100.0%	328,632
13.	North Georgia Premium Outlets	GA	Dawsonville (Atlanta)	100.0%	539,757
14.	Waikele Premium Outlets	HI	Waipahu (Honolulu)	100.0%	209,846
15.	Chicago Premium Outlets	IL	Aurora (Chicago)	100.0%	437,800
16.	Edinburgh Premium Outlets	IN	Edinburgh	100.0%	377,772
17.	Lighthouse Place Premium Outlets	IN	Michigan City	100.0%	454,314
18.	Wrentham Village Premium Outlets	MA	Wrentham (Boston)	100.0%	615,713
19.	Kittery Premium Outlets	ME	Kittery	100.0%	264,425
20.	Albertville Premium Outlets	MN	Albertville (Minneapolis)	100.0%	429,534
21.	Osage Beach Premium Outlets	MO	Osage Beach	100.0%	391,309
22.	Carolina Premium Outlets	NC	Smithfield	100.0%	439,445
23.	Liberty Village Premium Outlets	NJ	Flemington (New York)	100.0%	168,466
24.	Jackson Premium Outlets	NJ	Jackson (New York)	100.0%	285,779
25.	Las Vegas Outlet Center	NV	Las Vegas	100.0%	475,678
26.	Las Vegas Premium Outlets	NV	Las Vegas	100.0%	538,660
27.	Waterloo Premium Outlets	NY	Waterloo	100.0%	417,577
28.	Woodbury Common Premium Outlets	NY	Central Valley	100.0%	844,246
29.	Aurora Farms Premium Outlets	OH	Aurora	100.0%	300,218
30.	Columbia Gorge Premium Outlets	OR	Troutdale (Portland)	100.0%	163,815
31.	Philadelphia Premium Outlets	PA	Limerick (Philadelphia)	100.0%	549,070
32.	The Crossings Premium Outlets	PA	Tannersville	100.0%	411,731
33.	Allen Premium Outlets	TX	Allen (Dallas)	100.0%	441,492
34.	Houston Premium Outlets	TX	Cypress (Houston)	100.0%	425,504
35.	Rio Grande Valley Premium Outlets	TX	Mercedes	100.0%	546,735
36.	Round Rock Premium Outlets	TX	Round Rock (Austin)	100.0%	431,621
37.	Leesburg Corner Premium Outlets	VA	Leesburg (Washington D.C.)	100.0%	463,288
38.	Seattle Premium Outlets	WA	Tulalip (Seattle)	100.0%	402,668
39.	Johnson Creek Premium Outlets	WI	Johnson Creek	100.0%	277,585

	Total U.S. Premium Outlet Centers GLA				15,804,231

 SIMON PROPERTY GROUP
U.S. Community/Lifestyle Centers Operational Information(1)
As of September 30, 2008

	As of or for the Nine Months Ended September 30,
	2008	2007
Total Number of Community/Lifestyle Centers	70	66
Total Community/Lifestyle Center GLA (in millions of square feet)	20.6	18.3
Occupancy(2)
Consolidated Assets	90.4%	91.0%
Unconsolidated Assets	93.6%	96.5%
Total Portfolio	91.5%	92.8%
Average rent per square foot(2)
Consolidated Assets	$13.43	$12.33
Unconsolidated Assets	$12.18	$11.78
Total Portfolio	$13.00	$12.15

Average Base Rent Per Square Foot (2)	Total Center	% Change
9/30/08	$13.00	7.0%
9/30/07	12.15
12/31/07	12.43	5.2%
12/31/06	11.82	3.6%
12/31/05	11.41	4.6%
12/31/04	10.91	3.0%
12/31/03	10.59	4.6%

Leasing Activity During the Period(2):

	Average Base Rent(3)
	Lease Signings	Store Closings/ Lease Expirations	Amount of Change (Referred to as "Leasing Spread")
2008 (YTD)	$14.04	$13.13	$0.91	6.9%
2007	18.43	14.56	3.87	26.6%
2006	12.47	10.49	1.98	18.9%
2005	15.89	11.44	4.45	38.9%
2004	12.01	11.16	0.85	7.6%
2003	12.38	10.48	1.90	18.1%

(1)
Does not include information for the community centers in the Mills portfolio.

(2)
For all owned gross leasable area.

(3)
Represents the average base rent in effect during the period for those tenants who signed leases as compared to the average base rent in effect during the period for those tenants whose leases terminated or expired.

 SIMON PROPERTY GROUP
U.S. Community/Lifestyle Centers Lease Expirations(1)(2)
As of September 30, 2008

Year	Number of Leases Expiring	Square Feet	Avg. Base Rent per Square Foot at 9/30/08
Mall Stores & Freestanding
Month to Month Leases	26	89,273	$13.00
2008 (10/1-12/31)	61	62,877	$15.63
2009	154	457,020	$16.26
2010	232	747,512	$18.22
2011	233	752,104	$18.89
2012	157	530,786	$18.38
2013	177	641,269	$18.36
2014	41	210,377	$18.78
2015	55	247,985	$22.28
2016	44	185,905	$21.17
2017	41	176,898	$24.82
2018	70	345,019	$20.86
2019 and Thereafter	66	341,530	$22.65
Specialty Leasing Agreements w/ terms in excess of 12 months	9	22,889	$6.57
Anchor Tenants
Month to Month Leases	2	58,020	$5.24
2008 (10/1-12/31)	1	23,500	$11.00
2009	11	354,412	$7.79
2010	30	917,335	$11.46
2011	17	715,385	$6.59
2012	19	673,867	$8.42
2013	24	732,322	$8.93
2014	25	949,509	$8.36
2015	18	615,576	$10.88
2016	22	705,706	$10.54
2017	22	864,405	$9.62
2018	20	754,789	$11.33
2019 and Thereafter	22	1,027,339	$11.29
Specialty Leasing Agreements w/ terms in excess of 12 months	3	101,183	$1.80

(1)
Does not include information for the community centers in the Mills portfolio.

(2)
Does not consider the impact of renewal options that may be contained in leases.

 SIMON PROPERTY GROUP
U.S. Community/Lifestyle Centers Top Tenants(1)
As of September 30, 2008

(Sorted by percentage of total Simon Group square footage)(2)

Tenant	Number of Stores	Square Feet (000's)	Percent of Total Simon Group Sq. Ft.	Percent of Total Simon Group Base Min. Rent
Target Corporation	14	1,878	0.8%	0.0%
Wal-Mart Stores, Inc.	8	923	0.4%	0.0%
Kohl's Department Stores, Inc.	10	913	0.4%	0.1%
Best Buy Company, Inc.	19	821	0.3%	0.2%
Retail Ventures, Inc.	16	712	0.3%	0.1%
TJX Companies, Inc.	20	640	0.3%	0.2%
Bed Bath & Beyond, Inc.	14	423	0.2%	0.1%
Dick's Sporting Goods, Inc.	8	389	0.2%	0.1%
Burlington Coat Factory	6	374	0.2%	0.1%
Sears	2	342	0.1%	0.0%

(1)
Does not include information for the community centers in the Mills portfolio.

(2)
Includes space leased and owned by the anchor.

 SIMON PROPERTY GROUP
U.S. Community/Lifestyle Centers Property Listing(1)

	Property Name	State	City (CBSA)	Legal Ownership		Total Gross Leasable Area
1.	Plaza at Buckland Hills, The	CT	Manchester	35.0	%(3)	334,546
2.	Gaitway Plaza	FL	Ocala	23.3	%(3)	208,873
3.	Highland Lakes Center	FL	Orlando	100.0%		493,340
4.	Indian River Commons	FL	Vero Beach	50.0%		255,882
5.	Pier Park	FL	Panama City Beach	100.0%		815,790
6.	Royal Eagle Plaza	FL	Coral Springs (Miami)	35.0	%(3)	199,059
7.	Terrace at the Florida Mall	FL	Orlando	100.0%		346,693
8.	Waterford Lakes Town Center	FL	Orlando	100.0%		949,779
9.	West Town Corners	FL	Altamonte Springs (Orlando)	23.3	%(3)	385,259
10.	Westland Park Plaza	FL	Orange Park (Jacksonville)	23.3	%(3)	163,154
11.	Mall of Georgia Crossing	GA	Buford (Atlanta)	100.0%		440,612
12.	Bloomingdale Court	IL	Bloomingdale (Chicago)	100.0%		630,359
13.	Countryside Plaza	IL	Countryside (Chicago)	100.0%		403,756
14.	Crystal Court	IL	Crystal Lake (Chicago)	35.0	%(3)	278,970
15.	Forest Plaza	IL	Rockford	100.0%		428,039
16.	Lake Plaza	IL	Waukegan (Chicago)	100.0%		215,462
17.	Lake View Plaza	IL	Orland Park (Chicago)	100.0%		368,007
18.	Lincoln Crossing	IL	O'Fallon (St. Louis)	100.0%		243,266
19.	Matteson Plaza	IL	Matteson (Chicago)	100.0%		270,955
20.	North Ridge Plaza	IL	Joliet (Chicago)	100.0%		305,070
21.	White Oaks Plaza	IL	Springfield	100.0%		391,474
22.	Willow Knolls Court	IL	Peoria	35.0	%(3)	382,377
23.	Brightwood Plaza	IN	Indianapolis	100.0%		38,493
24.	Clay Terrace	IN	Carmel (Indianapolis)	50.0%		503,693
25.	Eastland Convenience Center	IN	Evansville	50.0%		175,639
26.	Greenwood Plus	IN	Greenwood (Indianapolis)	100.0%		155,319
27.	Hamilton Town Center	IN	Noblesville (Indianapolis)	50.0%		630,976
28.	Keystone Shoppes	IN	Indianapolis	100.0%		29,140
29.	Markland Plaza	IN	Kokomo	100.0%		90,527
30.	Muncie Plaza	IN	Muncie	100.0%		298,821
31.	New Castle Plaza	IN	New Castle	100.0%		91,648
32.	Northwood Plaza	IN	Fort Wayne	100.0%		208,245
33.	Teal Plaza	IN	Lafayette	100.0%		101,087
34.	Tippecanoe Plaza	IN	Lafayette	100.0%		90,522
35.	University Center	IN	Mishawaka	100.0%		150,524
36.	Village Park Plaza	IN	Carmel (Indianapolis)	35.0	%(3)	549,576
37.	Washington Plaza	IN	Indianapolis	100.0%		50,107
38.	West Ridge Plaza	KS	Topeka	100.0%		253,620
39.	Park Plaza	KY	Hopkinsville	100.0%		114,924
40.	St. Charles Towne Plaza	MD	Waldorf (Washington, D.C.)	100.0%		394,873
41.	Regency Plaza	MO	St. Charles (St. Louis)	100.0%		287,473
42.	Ridgewood Court	MS	Jackson	35.0	%(3)	240,671
43.	Dare Centre	NC	Kill Devil Hills	100.0%		168,838
44.	MacGregor Village	NC	Cary	100.0%		144,997
45.	North Ridge Shopping Center	NC	Raleigh	100.0%		166,619
46.	Rockaway Convenience Center	NJ	Rockaway (New York)	100.0%		149,570
47.	Rockaway Plaza	NJ	Rockaway (New York)	100.0%		458,828

SIMON PROPERTY GROUP
U.S. Community/Lifestyle Centers Property Listing(1)

	Property Name	State	City (CBSA)	Legal Ownership		Total Gross Leasable Area
48.	Cobblestone Court	NY	Victor	35.0	%(3)	265,445
49.	Great Lakes Plaza	OH	Mentor (Cleveland)	100.0%		164,104
50.	Lima Center	OH	Lima	100.0%		236,878
51.	Eastland Plaza	OK	Tulsa	100.0%		190,261
52.	DeKalb Plaza	PA	King of Prussia (Philadelphia)	50.3	%(4)	101,742
53.	Henderson Square	PA	King of Prussia (Philadelphia)	76.0	%(4)	107,383
54.	Lincoln Plaza	PA	King of Prussia (Philadelphia)	65.0	%(4)	267,231
55.	Whitehall Mall	PA	Whitehall	38.0	%(4)	588,143
56.	Charles Towne Square	SC	Charleston	100.0%		71,794
57.	Empire East(2)	SD	Sioux Falls	50.0%		297,278
58.	Knoxville Commons	TN	Knoxville	100.0%		180,463
59.	Arboretum at Great Hills	TX	Austin	100.0%		206,827
60.	Gateway Shopping Centers	TX	Austin	95.0%		512,595
61.	Ingram Plaza	TX	San Antonio	100.0%		111,518
62.	Lakeline Plaza	TX	Cedar Park (Austin)	100.0%		387,445
63.	Palms Crossing	TX	McAllen	100.0%		276,896
64.	Richardson Square	TX	Richardson	100.0%		501,678
65.	Shops at Arbor Walk, The	TX	Austin	100.0%		442,584
66.	Shops at North East Mall, The	TX	Hurst (Dallas)	100.0%		364,773
67.	Wolf Ranch Town Center	TX	Georgetown (Austin)	100.0%		614,045
68.	Chesapeake Center	VA	Chesapeake (Virginia Beach)	100.0%		305,935
69.	Fairfax Court	VA	Fairfax (Washington, D.C.)	41.3	%(3)	249,658
70.	Martinsville Plaza	VA	Martinsville	100.0%		102,105

	Total Community/Lifestyle Center GLA					20,602,233

FOOTNOTES:

(1)
Does not include the community centers in Mills portfolio.

(2)
This property is managed by a third party.

(3)
Outside partner receives substantially all of the economic benefit due to a partner preference.

(4)
The Operating Partnership's indirect ownership interest is through an approximate 76% ownership interest in Kravco Simon Investments.

 SIMON PROPERTY GROUP
U.S. Mills Portfolio Operational Information
As of September 30, 2008

	As of or for the Nine Months Ended September 30,
	2008	2007
The Mills®
Total Number of The Mills®	16	17
Total GLA (in millions of square feet)	22.8	23.4
Occupancy(1)	94.4%	94.1%
Comparable sales per square foot(2)	$378	$373
Average base rent per square foot(1)	$19.46	$18.82
Mills Regional Malls(3)
Total Number of Regional Malls	16	18
Total GLA (in millions of square feet)	17.6	19.4
Occupancy(4)	87.6%	88.5%
Comparable sales per square foot(2)	$442	$451
Average rent per square foot(4)	$37.19	$35.10
Mills Community Centers
Total Number of Community Centers	4	3
Total GLA (in millions of square feet)	1.0	0.7
Occupancy(1)	97.8%	98.8%
Average rent per square foot(1)	$11.42	$10.09

(1)
For all owned gross leasable area.

(2)
Based upon the standard definition of sales for regional malls adopted by the International Council of Shopping Centers which includes mall stores less than 10,000 square feet.

(3)
Does not include two regional malls in Atlanta (Gwinnett Place and Town Center at Cobb) in which The Company held a 50% interest prior to the Mills acquisition.

(4)
Includes mall stores.

 SIMON PROPERTY GROUP
U.S. Mills Portfolio Property Listing

	Property Name	State	City (CBSA)	SPG Share of Legal Ownership		Total Gross Leasable Area
	The Mills®(1)
1.	Arizona Mills	AZ	Tempe (Phoenix)	25.0%		1,250,978
2.	Arundel Mills	MD	Hanover (Baltimore)	29.6	%(2)	1,290,875
3.	Colorado Mills	CO	Lakewood (Denver)	18.8	%(2)	1,106,473
4.	Concord Mills	NC	Concord (Charlotte)	29.6	%(2)	1,348,199
5.	Discover Mills	GA	Lawrenceville (Atlanta)	25.0	%(2)	1,183,561
6.	Franklin Mills	PA	Philadelphia	50.0%		1,753,029
7.	Grapevine Mills	TX	Grapevine (Dallas)	29.6	%(2)	1,775,655
8.	Great Mall of the Bay Area	CA	Milpitas (San Jose)	24.5	%(2)	1,380,704
9.	Gurnee Mills	IL	Gurnee (Chicago)	50.0%		1,818,675
10.	Katy Mills	TX	Katy (Houston)	31.3	%(2)	1,587,380
11.	Ontario Mills	CA	Ontario (Riverside)	25.0%		1,482,790
12.	Opry Mills	TN	Nashville	24.5	%(2)	1,155,949
13.	Potomac Mills	VA	Prince William (Washington, D.C.)	50.0%		1,515,693
14.	Sawgrass Mills	FL	Sunrise (Miami)	50.0%		2,252,117
15.	St. Louis Mills	MO	Hazelwood (St. Louis)	25.0	%(2)	1,191,210
16.	The Block at Orange	CA	Orange (Los Angeles)	25.0	%(2)	717,621

	Subtotal The Mills®					22,810,909
	Regional Malls(4)
17.	Briarwood Mall	MI	Ann Arbor	25.0%		975,908
18.	Del Amo Fashion Center	CA	Torrance (Los Angeles)	25.0	%(2)	2,394,776	(3)
19.	Dover Mall	DE	Dover	34.1%		886,888
20.	Esplanade, The	LA	Kenner (New Orleans)	50.0%		899,516
21.	Falls, The	FL	Miami	25.0%		808,797
22.	Galleria at White Plains, The	NY	White Plains (New York)	50.0%		878,185
23.	Hilltop Mall	CA	Richmond (San Francisco)	25.0%		1,073,716
24.	Lakeforest Mall	MD	Gaithersburg (Washington, D.C.)	25.0%		1,045,509
25.	Mall at Tuttle Crossing, The	OH	Dublin (Columbus)	25.0%		1,124,759
26.	Marley Station	MD	Glen Burnie (Baltimore)	25.0%		1,069,865
27.	Meadowood Mall	NV	Reno	25.0%		884,523
28.	Northpark Mall	MS	Ridgeland	50.0%		957,995
29.	Shops at Riverside, The	NJ	Hackensack (New York)	50.0%		745,211
30.	Southdale Center	MN	Edina (Minneapolis)	50.0%		1,341,567	(3)
31.	Southridge Mall	WI	Greendale (Milwaukee)	50.0%		1,226,165
32.	Stoneridge Mall	CA	Pleasanton (San Francisco)	25.0%		1,301,382

	Subtotal Regional Malls					17,614,762
	Community Centers
33.	Denver West Village	CO	Lakewood (Denver)	18.8%		310,090
34.	Arundel Mills Marketplace	MD	Hanover (Baltimore)	29.6	%(2)	101,613
35.	Concord Mills Marketplace	NC	Concord (Charlotte)	50.0%		230,683
36.	Liberty Plaza	PA	Philadelphia	50.0%		371,446

	Subtotal Community Centers					1,013,832

	Total Mills Properties					41,439,503

(1)
Does not include Cincinnati Mills which we are marketing for sale.

(2)
The Operating Partnership's direct and indirect interests in some of the properties held as joint venture interests are subject to preferences on distributions in favor of other partners or the Operating Partnership.

(3)
Includes office space as follows:

Del Amo Fashion Center—113,000 sq. ft.
Southdale Center—20,295 sq. ft.

(4)
Does not include two regional malls in Atlanta (Gwinnett Place and Town Center at Cobb) in which we already held a 50% interest prior to the Mills acquisition.

 SIMON PROPERTY GROUP
International Operational Information(1)
As of September 30, 2008

	As of or for the Nine Months Ended September 30,
	2008	2007
European Shopping Centers
Total Number of Shopping Centers	52	50
Total GLA (in millions of square feet)	13.5	12.2
Occupancy	98.1%	98.9%
Comparable sales per square foot	€429	€411
Average rent per square foot	€30.11	€28.81
International Premium Outlets—Japan
Total Number of Premium Outlets(2)	6	6
Total GLA (in millions of square feet)	1.9	1.6
Occupancy	98.9%	99.8%
Comparable sales per square foot	¥94,387	¥91,791
Average base rent per square foot	¥4,651	¥4,674

(1)
Does not include Premium Outlets Punta Norte in Mexico, Yeoju Premium Outlets in South Korea and Changshu In City Plaza in Changshu, China.

(2)
Our seventh project, Sendai-Izumi Premium Outlets, opened in October, 2008.

 SIMON PROPERTY GROUP
International Property Listing

					Gross Leasable Area(1)
	Property Name	City (Metropolitan area)	SPG Effective Ownership(5)		Hypermarket/ Anchor(4)	Mall & Freestanding	Total
	FRANCE
1.	Bay 2	Torcy (Paris)	50.0%		159,900	416,900	576,800
2.	Bay 1	Torcy (Paris)	50.0%		—	348,900	348,900
3.	Bel'Est	Bagnolet (Paris)	17.5%		109,800	63,300	173,100
4.	Villabé A6	Villabé (Paris)	7.5%		124,900	159,400	284,300
5.	Wasquehal	Wasquehal (Lille)	50.0%		131,300	123,400	254,700

	Subtotal France				525,900	1,111,900	1,637,800
	ITALY
	Ancona:
6.	Ancona	Ancona	49.0	%(3)	82,900	82,300	165,200
7.	Senigallia	Senigallia (Ancona)	49.0%		41,200	41,600	82,800
	Ascoli Piceno:
8.	Grottammare	Grottammare (Ascoli Piceno)	49.0%		38,900	55,900	94,800
9.	Porto Sant'Elpidio	Porto Sant'Elpidio (Ascoli Piceno)	49.0%		48,000	114,300	162,300
	Bari:
10.	Casamassima	Casamassima (Bari)	49.0%		159,000	388,800	547,800
11.	Modugno	Modugno (Bari)	49.0%		96,900	46,600	143,500
	Bergamo:
12.	Bergamo	Bergamo	49.0	%(3)	103,000	16,900	119,900
	Brescia:
13.	Concesio	Concesio (Brescia)	49.0	%(3)	89,900	27,600	117,500
14.	Mazzano	Mazzano (Brescia)	49.0	%(2)	103,300	127,400	230,700
	Brindisi:
15.	Mesagne	Mesagne (Brindisi)	49.0%		88,000	140,600	228,600
	Cagliari:
16.	Marconi	Marconi (Cagliari)	49.0	%(3)	83,500	109,900	193,400
17.	Santa Gilla	Santa Gilla (Cagliari)	49.0	%(2)	75,900	114,800	190,700
	Catania:
18.	La Rena	La Rena (Catania)	49.0%		124,100	22,100	146,200
19.	Misterbianco	Misterbianco (Catania)	49.0	%(3)	83,300	16,000	99,300
	Lecco:
20.	Merate	Merate (Lecco)	49.0	%(3)	73,500	88,500	162,000
	Milan (Milano):
21.	Cesano Boscone	Cescano Boscone (Milano)	49.0	%(3)	163,800	120,100	283,900
22.	Cinisello	Cinisello (Milano)	49.0%		125,000	250,600	375,600
23.	Nerviano	Nerviano (Milano)	49.0	%(3)	83,800	27,800	111,600
24.	Rescaldina	Rescaldina (Milano)	49.0%		165,100	212,000	377,100
25.	Vimodrone	Vimodrone (Milano)	49.0%		110,400	80,200	190,600
	Monza:
26.	Monza	Monza	49.0	%(3)	59,200	152,500	211,700
	Naples (Napoli):
27.	Giugliano	Giugliano (Napoli)	49.0	%(6)	130,000	624,500	754,500
28.	Mugnano di Napoli	Mugnano (Napoli)	49.0	%(3)	98,000	94,900	192,900
29.	Pompei	Pompei (Napoli)	49.0%		74,300	17,100	91,400
30.	Vulcano Buono	Nola (Napoli)	22.1%		142,900	733,100	876,000

 SIMON PROPERTY GROUP
International Property Listing

					Gross Leasable Area(1)
	Property Name	City (Metropolitan area)	SPG Effective Ownership(5)		Hypermarket/ Anchor(4)	Mall & Freestanding	Total
	Olbia:
31.	Olbia	Olbia	49.0	%(3)	74,600	133,000	207,600
	Padova:
32.	Padova	Padova	49.0%		73,300	32,500	105,800
	Palermo:
33.	Palermo	Palermo	49.0%		73,100	9,800	82,900
	Pesaro:
34.	Fano	Fano (Pesaro)	49.0%		56,300	56,000	112,300
	Pescara:
35.	Cepagatti	Cepagatti (Pescara)	49.0%		80,200	189,600	269,800
36.	Pescara	Pescara	49.0%		96,300	65,200	161,500
	Piacenza:
37.	San Rocco al Porto	San Rocco al Porto (Piacenza)	49.0%		104,500	74,700	179,200
	Rome (Roma):
38.	Casalbertone	Roma	49.0	%(3)	62,700	84,900	147,600
39.	Collatina	Collatina (Roma)	49.0%		59,500	4,100	63,600
40.	Porta Di Roma	Roma	19.6%		624,800	630,600	1,255,400
	Sassari:
41.	Centro Azuni	Sassari	49.0	%(3)	—	35,600	35,600
42.	Predda Niedda	Predda Niedda (Sassari)	49.0	%(2)	79,500	154,200	233,700
	Taranto:
43.	Taranto	Taranto	49.0%		75,200	126,500	201,700
	Turin (Torino):
44.	Cuneo	Cuneo (Torino)	49.0%		80,700	201,500	282,200
45.	Rivoli	Rivoli (Torino)	49.0	%(3)	61,800	32,300	94,100
46.	Torino	Torino	49.0%		105,100	66,700	171,800
47.	Venaria	Venaria (Torino)	49.0%		101,600	64,000	165,600
	Venice (Venezia):
48.	Venezia—Mestre	Mestre (Venezia)	49.0%		114,100	132,600	246,700
	Verona:
49.	Bussolengo	Bussolengo (Verona)	49.0	%(3)	89,300	75,300	164,600
	Vicenza:
50.	Vicenza	Vicenza	49.0%		78,400	20,100	98,500

	Subtotal Italy				4,534,900	5,895,300	10,430,200
	POLAND
51.	Arkadia Shopping Center	Warsaw	50.0%		202,200	900,800	1,103,000
52.	Wilenska Station Shopping Center	Warsaw	50.0%		92,700	215,900	308,600

	Subtotal Poland				294,900	1,116,700	1,411,600
	JAPAN
53.	Gotemba Premium Outlets	Gotemba City (Tokyo)	40.0%		—	477,100	477,100
54.	Kobe-Sanda Premium Outlets	Hyougo-ken (Osaka)	40.0%		—	193,500	193,500
55.	Rinku Premium Outlets	Izumisano (Osaka)	40.0%		—	320,600	320,600
56.	Sano Premium Outlets	Sano (Tokyo)	40.0%		—	387,900	387,900
57.	Toki Premium Outlets	Toki (Nagoya)	40.0%		—	230,300	230,300
58.	Tosu Premium Outlets	Fukuoka (Kyushu)	40.0%		—	241,700	241,700

	Subtotal Japan				—	1,851,100	1,851,100

 SIMON PROPERTY GROUP
International Property Listing

				Gross Leasable Area(1)
	Property Name	City (Metropolitan area)	SPG Effective Ownership(5)	Hypermarket/ Anchor(4)	Mall & Freestanding	Total
	MEXICO
59.	Premium Outlets Punta Norte	Mexico City	50.0%	—	231,900	231,900

	Subtotal Mexico			—	231,900	231,900
	SOUTH KOREA
60.	Yeoju Premium Outlets	Seoul	50.0%	—	249,900	249,900

	Subtotal South Korea			—	249,900	249,900
	CHINA
61.	Changshu IN CITY Plaza	Changshu	32.5%	180,800	303,300	484,100

	Subtotal China			180,800	303,300	484,100

	TOTAL INTERNATIONAL ASSETS			5,536,500	10,760,100	16,296,600

FOOTNOTES:

(1)
All gross leasable area listed in square feet.

(2)
This property is held partially in fee and partially encumbered by a leasehold on the premise which entitles the lessor to the majority of the economics of the portion of the property subject to the leasehold.

(3)
This property is encumbered by a leasehold on the entire premises which entitles the lessor the majority of the economics of the property.

(4)
Represents the sales area of the anchor and excludes any warehouse/storage areas.

(5)
We own our interest in the assets in France and Poland through our shareholdings in Simon Ivanhoe S.a.r.l. Our interest in the Italian assets is owned through Gallerie Commerciali Italia S.p.A., while our interest in the assets in Japan is owned through Chelsea Japan Co., Ltd. We own our interest in Mexico through Fideicomiso Trust No. F/315-5 and our interest in South Korea through Shinsegae Chelsea Co., Ltd. We own our interest in the shopping center in Changshu, Jiangsu Province, China, through our shareholdings in Great Mall Investments Limited.

(6)
On April 4, 2007, Gallerie Commerciali Italia acquired the remaining 60% interest in the shopping gallery at this center, which consists of 177,600 sf of leasable area. We own a 19.6% interest in the retail parks at this center, which consist of 446,900 sf of leasable area.

 SIMON PROPERTY GROUP
Capital Expenditures
For the Nine Months Ended September 30, 2008
(In thousands)

		Unconsolidated Entities
	Consolidated Properties	Total	Simon Group's Share
New development projects	$229,026	$260,436	$112,369
Redevelopment projects with incremental GLA and/or anchor replacement	$199,076	$213,161	$94,765
Renovations with no incremental GLA	$80,409	$—	$—
Tenant allowances:
Retail	$51,752	$51,635	$18,154
Office	$3,923	$—	—
Operational capital expenditures at properties:
CAM expenditures(1)	$27,127	$13,931	$5,200
Non-CAM expenditures	$5,965	$39,345	$17,358

Totals	$597,278	$578,508	$247,846

Plus (Less): Conversion from accrual to cash basis	$70,961	$13,921

Capital Expenditures for the Nine Months Ended 9/30/08(2)	$668,239	$592,429

Capital Expenditures for the Nine Months Ended 9/30/07(2)	$688,840	$654,425

(1)
Expenditures included in the pool of expenses allocated to tenants as common area maintenance or CAM.

(2)
Agrees with the line item "Capital expenditures" on the Combined Statements of Cash Flows for the consolidated properties. No statement of cash flows is prepared for the joint venture properties as this is not required by the SEC or GAAP; however, the above reconciliation was completed in the same manner as the reconciliation for the consolidated properties.

SIMON PROPERTY GROUP
U.S. Development Activity Report(1)(2)
Project Overview, Construction-in-Progress and Land Held for Development
As of September 30, 2008

								Construction-in-Progress
										Unconsolidated Entities
		The Company's Ownership Percentage				The Company's Share of Net Cost
Property/ Location	Project Description		Projected Opening	Projected Gross Cost(3) (in millions)	Projected Net Cost (in millions)		Stabilized Rate of Return	Consolidated Properties		Total	The Company's Share
New Development Projects
Cincinnati Premium Outlets Monroe, OH	400,000 square foot upscale outlet center	100%	8/09	$98	$92	$92	11%	$23.8		—	—
Jersey Shore Premium Outlets Tinton Falls, NJ	435,000 square foot upscale outlet center	100%	11/08	$157	$157	$157	12%	$123.2		—	—
Significant Redevelopment and Expansion Projects with Incremental GLA
Domain, The (Phase II) Austin, TX	600,000 square foot expansion of upscale main street center	100%	11/09	$164	$141	$141	7%	$51.7		—	—
Northshore Mall Peabody (Boston), MA	Addition of Nordstrom and small shops, The Cheesecake Factory, P.F. Chang's, and mall renovation	49%	10/07 (Cheesecake) 11/08 (P.F. Chang's) 11/08 (shops/renov) 4/09 (Nordstrom)	$125	$125	$61	7%	—		$93.1	$45.8
Orlando Premium Outlets Orlando, FL	114,000 square foot expansion of upscale outlet center, including the addition of a four-level parking garage	100%	11/08	$66	$66	$66	19%	$55.8		—	—
The Promenade at Camarillo Premium Outlets Camarillo, CA	220,000 square foot expansion of upscale outlet center anchored by Saks Fifth Avenue Off 5th	100%	4/09	$81	$77	$77	13%	$39.4		—	—
Ross Park Mall Pittsburgh, PA	Addition of Nordstrom and small shops	100%	10/08	$32	$25	$25	8%	$9.3	(5)	—	—
South Shore Plaza Braintree (Boston), MA	Addition of Nordstrom and small shops	100%	11/09 (shops) 2010 (Nordstrom)	$129	$129	$129	11%	$26.4		—	—
Tacoma Mall Tacoma (Seattle), WA	Relocation of Nordstrom and phased lifestyle addition with small shops and restaurants	100%	10/08 (Nordstrom and Phase I) 12/09 (Phase II)	$65	$61	$61	8%	$43.2		—	—
Other Redevelopment and Expansion Projects with Incremental GLA
Livingston Mall Livingston, NJ	Addition of Barnes & Noble, expansion of Modell's and food court addition	100%	10/07 (food court) 9/08 (Barnes) 10/08 (Modell's)
Rio Grande Valley Premium Outlets Mercedes, TX	32,000 sf expansion of upscale outlet center including Saks Fifth Avenue Off 5th	100%	11/08
	Subtotal Other Redevelopment and Expansion Projects with Incremental GLA			$26	$25	$25	6%	$5.6		—	—

SIMON PROPERTY GROUP
U.S. Development Activity Report(1)(2)
Project Overview, Construction-in-Progress and Land Held for Development
As of September 30, 2008

								Construction-in-Progress
									Unconsolidated Entities
		The Company's Ownership Percentage				The Company's Share of Net Cost
Property/ Location	Project Description		Projected Opening	Projected Gross Cost(3) (in millions)	Projected Net Cost (in millions)		Stabilized Rate of Return	Consolidated Properties	Total	The Company's Share
Renovations
Coral Square Coral Springs (Miami), FL	Mall renovation	97%	3/09
Cordova Mall Pensacola, FL	Mall renovation and redevelopment of food court and former cinema into new food court and small shops	100%	9/08 (Redev) 10/08 (Renov)
Irving Mall Irving (Dallas-Ft. Worth), TX	Mall renovation	100%	11/08
Montgomery Mall North Wales (Philadelphia), PA	Mall renovation	60%	11/08
Paddock Mall Ocala, FL	Mall renovation	100%	11/08
Rockaway Townsquare Rockaway (New York), NY	Mall renovation	100%	10/08
Town Center at Cobb Kennesaw (Atlanta), GA	Mall renovation	75%	3/09
Towne East Square Wichita, KS	Mall renovation	100%	2/09
Valle Vista Mall Harlingen, TX	Mall renovation	100%	10/08
West Ridge Mall Topeka, KS	Mall renovation	100%	2/09
Westminster Mall Westminster (Los Angeles), CA	Mall renovation	100%	11/08
	Subtotal Renovations			$145	$145	$136	8%	$42.6	$7.6	$5.7
Anchor/Big Box/Theater Activity
Anderson Mall Anderson, SC	Addition of Dillard's and expansion of Belk	100%	10/08
Coddingtown Mall Santa Rosa, CA	Addition of Whole Foods	50%	6/09
Plaza Carolina Carolina (San Juan), PR	Relocation of Tiendas Capri and addition of Best Buy	100%	9/09
Ross Park Mall Pittsburgh, PA	Addition of L.L. Bean	100%	11/08
	Subtotal Anchor/Big Box/Theater Activity			$44	$44	$39	7%	$17.5	$3.2	$1.6

SIMON PROPERTY GROUP
U.S. Development Activity Report(1)(2)
Project Overview, Construction-in-Progress and Land Held for Development
As of September 30, 2008

								Construction-in-Progress
									Unconsolidated Entities
		The Company's Ownership Percentage				The Company's Share of Net Cost
Property/ Location	Project Description		Projected Opening	Projected Gross Cost(3) (in millions)	Projected Net Cost (in millions)		Stabilized Rate of Return	Consolidated Properties	Total	The Company's Share
Asset Intensification
Coconut Point Estero, FL	Addition of Hyatt Place Hotel (108 rooms)	50%	1/09
Domain, The (Phase II) Austin, TX	Addition of residential component (411 units)	50%	11/09
	Subtotal Asset Intensification			$70	$69	$34	10%	—	$16.7	$8.3
Miscellaneous								$28.5	$9.4	$4.3

Total Construction in Progress (4)								$467.0	$130.0	$65.7

Land Held for Development								$42.3	$29.6	$18.3

(1)
Does not include the Mills portfolio in which we acquired an interest on March 29, 2007.

(2)
Cost and return are based upon current budget assumptions. Actual results may vary.

(3)
Projected Gross Cost includes soft costs such as architecture and engineering fees, tenant costs (allowances/leasing commissions), development, legal and other fees, marketing costs, cost of capital, and other related costs.

(4)
Does not include our international properties.

(5)
Does not include costs transferred to fixed asset accounts (Total and SPG's share = $15.7 million).

SIMON PROPERTY GROUP
International Development Activity Report*
Project Overview, Construction-in-Progress
As of September 30, 2008

Shopping center/ Location (Metropolitan area)	Project Description	Anchors/Major Tenants	The Company's Ownership Percentage of Project	Opening	Projected Net Cost* (in millions)
New Development Projects:
Europe:
Argine—Napoli, Italy	300,000 square foot center anchored by a hypermarket with approximately 75 shops	Auchan	24.0%	2009		€64
Asia:
Hangzhou, China	310,000 square foot center anchored by a hypermarket with approximately 85 shops	Wal-Mart, Forever 21, Sephora, Vero Moda, C&A	32.5%	Q3 2009	CNY	498
Sendai-Izumi Premium Outlets—Sendai, Japan	172,000 square foot upscale outlet center	Beams, Brooks Brothers, Coach, St. John	40.0%	October 2008	JPY	5,455
Suzhou, China	750,000 square foot center anchored by a hypermarket and theater with approximately 200 shops	Wal-Mart, Best Buy, Golden Harvest Cinemas, Forever 21, C&A, Sephora, Starbucks, Vero Moda, Sport 100, H&M	32.5%	Q3 2009	CNY	1,014
Zhengzhou, China	478,000 square foot center anchored by a hypermarket and theater with approximately 90 shops	Wal-Mart, China Film Cinemas, Forever 21, Sephora, Vero Moda, Sport 100	32.5%	Q2 2009	CNY	592

*
Cost is based upon current budget assumptions. Actual results may vary.

 SIMON PROPERTY GROUP
Total Debt Amortization and Maturities by Year (Our Share)
As of September 30, 2008
(In thousands)

Year	Our Share of Secured Consolidated Debt	Our Share of Unsecured Consolidated Debt	Our Share of Unconsolidated Joint Venture Debt	Our Share of Total Debt
2008	13,415	—	260,824	274,239
2009	564,099	900,000	436,661	1,900,760
2010	1,173,911	1,100,000	682,788	2,956,699
2011	522,334	2,415,430	689,455	3,627,219
2012	1,387,919	1,450,000	1,139,492	3,977,411
2013	817,898	1,125,000	392,623	2,335,521
2014	593,968	700,000	881,285	2,175,253
2015	4,032	1,200,000	634,758	1,838,790
2016	216,280	1,300,000	579,434	2,095,714
2017	573,283	500,000	847,580	1,920,863
2018	1,948	1,000,000	—	1,001,948
Thereafter	20,096	—	60,437	80,533

Face Amounts of Indebtedness	$5,889,183	$11,690,430	$6,605,337	$24,184,950
Premiums (Discounts) on Indebtedness, Net	16,869	3,142	12,137	32,148
Fair Value of Interest Rate Swaps Agreements	—	—	—	0

Our Share of Total Indebtedness	$5,906,052	$11,693,572	$6,617,474	$24,217,098

Debt Covenant Compliance Ratios

Senior Unsecured Notes Covenant (1)	Required	Actual	Compliance
Total Debt to Total Assets	≤65%	48%	Yes
Total Secured Debt to Total Assets	≤50%	24%	Yes
Fixed Charge Coverage Ratio	>1.5X	2.6x	Yes
Total Unencumbered Assets to Unsecured Debt	≥125%	234%	Yes

(1)
Covenants for indentures dated June 7, 2005 and later. Covenants and other provisions of prior supplemental indentures apply to all unsecured debt for as long as any securities issued under prior supplemental indentures remain outstanding or until the covenants in the prior supplemental indentures have been amended. For a complete listing of all debt covenants related to our senior unsecured notes, as well as definitions of the above terms, please refer to Simon Property Group, L.P. filings with the Securities and Exchange Commission.

 SIMON PROPERTY GROUP
Summary of Indebtedness
As of September 30, 2008
(In thousands)

	Total Indebtedness	Our Share of Indebtedness	Weighted Average Interest Rate	Weighted Average Years to Maturity
Consolidated Indebtedness
Mortgage Debt
Fixed Rate	$4,394,450	$4,118,959	6.09%	4.3
Floating Rate Debt (Swapped to Fixed)	300,000	300,000	2.83%	0.3
Floating Rate Debt (Hedged)(1)	282,352	282,352	5.47%	4.1
Floating Rate Debt	1,191,411	1,187,872	4.95%	3.4

Total Mortgage Debt	6,168,213	5,889,183	5.79%	4.1
Unsecured Debt
Fixed Rate	10,725,000	10,725,000	5.69%	4.9
Revolving Credit Facility—US Tranche	505,000	505,000	4.30%	2.3
Revolving Credit Facility—Yen Currency	229,973	229,973	1.30%	2.3
Revolving Credit Facility—Euro Currency	230,457	230,457	5.42%	2.3

Total Revolving Credit Facility	965,430	965,430	3.85%	2.3
Total Unsecured Debt	11,690,430	11,690,430	5.55%	4.7
Premium	43,380	42,768
Discount	(22,757)	(22,757)

Consolidated Mortgages and Other Indebtedness(2)	$17,879,266	$17,599,624	5.63%	4.5

Joint Venture Indebtedness
Mortgage Debt
Fixed Rate	$13,810,689	$5,354,883	5.85%	5.2
Floating Rate Debt (Swapped to Fixed)	200,000	100,000	2.56%	1.5
Floating Rate Debt (Hedged)(1)	734,808	318,356	5.32%	2.4
Floating Rate Debt	1,644,514	721,422	5.63%	4.1

Total Mortgage Debt	16,390,011	6,494,661	5.74%	4.9
Unsecured Fixed Rate Debt	100,000	50,000	7.38%	27.5
Unsecured Floating Rate Debt	123,828	60,676	5.84%	0.2

Total Unsecured Debt	223,828	110,676	6.53%	12.5
Premium	29,497	14,205
Discount	(4,146)	(2,068)

Joint Venture Mortgages and Other Indebtedness	$16,639,190	$6,617,474	5.76%	5.1

Our Share of Total Indebtedness		$24,217,098	5.66%	4.7
Summary of our share of Fixed and Variable Rate Debt
Consolidated
Fixed	86.2%	15,163,970	5.78%	4.8
Variable	13.8%	2,435,654	4.73%	3.1

	100.0%	17,599,624	5.63%	4.5
Joint Venture
Fixed	83.4%	5,517,020	5.87%	5.4
Variable	16.6%	1,100,454	5.26%	3.4

	100.0%	$6,617,474	5.76%	5.1

Total Debt		24,217,098

Total Fixed Debt	85.4%	20,680,990	5.82%	4.9

Total Variable Debt	14.6%	3,536,108	4.84%	3.2

(1)
These debt obligations are hedged by interest rate cap agreements.

(2)
Amounts give effect to outstanding derivative instruments as footnoted on the Summary of Indebtedness by Maturity.

 SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of September 30, 2008
(In thousands)

Property Name		Maturity Date	Interest Rate(1)	Interest Rate Type	Secured or Unsecured		Total Indebtedness	Our Share of Indebtedness
Consolidated Indebtedness:
Woodland Hills Mall		01/01/09	7.00%	Fixed	Secured		79,013	74,642
Simon Property Group, LP (Sr. Notes)		01/30/09	3.75%	Fixed	Unsecured		300,000	300,000
Simon Property Group, LP (Sr. Notes)		02/09/09	7.13%	Fixed	Unsecured		300,000	300,000
Penn Square Mall		03/01/09	7.03%	Fixed	Secured		66,156	62,515
CPG Partners, LP (Sr. Notes)		03/15/09	3.50%	Fixed	Unsecured		100,000	100,000
Plaza Carolina—Fixed		05/09/09	5.10%	Fixed	Secured		90,594	90,594
Plaza Carolina—Variable Capped	(2)	05/09/09	4.83%	Variable	Secured		92,352	92,352
Plaza Carolina—Variable Floating	(2)	05/09/09	4.83%	Variable	Secured		55,411	55,411
Simon Property Group, LP (Sr. Notes)		07/15/09	7.00%	Fixed	Unsecured		150,000	150,000
CPG Partners, LP (Sr. Notes)		08/17/09	8.63%	Fixed	Unsecured		50,000	50,000
Bloomingdale Court	(7)	11/01/09	7.78%	Fixed	Secured		26,717	26,717
Forest Plaza	(7)	11/01/09	7.78%	Fixed	Secured		14,654	14,654
Lake View Plaza	(7)	11/01/09	7.78%	Fixed	Secured		19,480	19,480
Lakeline Plaza	(7)	11/01/09	7.78%	Fixed	Secured		21,356	21,356
Lincoln Crossing	(7)	11/01/09	7.78%	Fixed	Secured		2,949	2,949
Matteson Plaza	(7)	11/01/09	7.78%	Fixed	Secured		8,578	8,578
Muncie Plaza	(7)	11/01/09	7.78%	Fixed	Secured		7,416	7,416
Regency Plaza	(7)	11/01/09	7.78%	Fixed	Secured		4,021	4,021
St. Charles Towne Plaza	(7)	11/01/09	7.78%	Fixed	Secured		25,734	25,734
West Ridge Plaza	(7)	11/01/09	7.78%	Fixed	Secured		5,183	5,183
White Oaks Plaza	(7)	11/01/09	7.78%	Fixed	Secured		15,815	15,815
Simon Property Group, LP (Sr. Notes)		03/18/10	4.88%	Fixed	Unsecured		300,000	300,000
Simon Property Group, LP (Sr. Notes)		06/15/10	4.60%	Fixed	Unsecured		400,000	400,000
Mall of Georgia		07/01/10	7.09%	Fixed	Secured		186,107	186,107
University Park Mall	(2)	07/09/10	4.78%	Variable	Secured		100,000	100,000
SB Trolley Square Holding		08/01/10	9.03%	Fixed	Secured		27,880	27,880
Copley Place	(2)	08/01/10	4.58%	Variable	Secured		191,000	187,461
Simon Property Group, LP (Sr. Notes)		08/15/10	4.88%	Fixed	Unsecured		400,000	400,000
Coral Square		10/01/10	8.00%	Fixed	Secured		83,483	81,162
Crystal River		11/11/10	7.63%	Fixed	Secured		14,974	14,974
Forum Shops at Caesars, The		12/01/10	4.78%	Fixed	Secured		526,935	526,935
Port Charlotte Town Center		12/11/10	7.98%	Fixed	Secured		51,137	40,910
Oxford Valley Mall		01/10/11	6.76%	Fixed	Secured		75,483	49,056
Revolving Credit Facility—USD	(2)	01/11/11	4.30%	Variable	Unsecured		505,000	505,000
Revolving Credit Facility—Yen Currency	(2)	01/11/11	1.30%	Variable	Unsecured	(13)	229,973	229,973
Revolving Credit Facility—Euro Currency	(2)	01/11/11	5.42%	Variable	Unsecured	(14)	230,457	230,457
Simon Property Group, LP (Sr. Notes)		01/20/11	7.75%	Fixed	Unsecured		200,000	200,000
CPG Partners, LP (Sr. Notes)		02/01/11	8.25%	Fixed	Unsecured		150,000	150,000
Simon Property Group, LP (Sr. Notes)		06/01/11	5.38%	Fixed	Unsecured		500,000	500,000
Henderson Square		07/01/11	6.94%	Fixed	Secured		14,677	11,150
Ingram Park Mall	(6)	08/11/11	6.99%	Fixed	Secured		77,494	77,494

 SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of September 30, 2008
(In thousands)

Property Name		Maturity Date		Interest Rate(1)	Interest Rate Type	Secured or Unsecured	Total Indebtedness	Our Share of Indebtedness
Knoxville Center	(6)	08/11/11		6.99%	Fixed	Secured	58,683	58,683
Northlake Mall	(6)	08/11/11		6.99%	Fixed	Secured	67,697	67,697
Towne West Square	(6)	08/11/11		6.99%	Fixed	Secured	50,725	50,725
Simon Property Group, LP (Sr. Notes)		09/01/11		5.60%	Fixed	Unsecured	600,000	600,000
Gateway Shopping Center		10/01/11		5.89%	Fixed	Secured	87,000	84,213
Tacoma Mall		10/01/11		7.00%	Fixed	Secured	123,228	123,228
Simon Property Group, LP (Sr. Notes)		03/01/12		5.00%	Fixed	Unsecured	600,000	600,000
Secured Term Loan	(2)	03/05/12		4.63%	Variable	Secured	735,000	735,000
Simon Property Group, LP (Sr. Notes)		05/01/12		5.75%	Fixed	Unsecured	400,000	400,000
Gwinnett Place		06/08/12		5.68%	Fixed	Secured	115,000	86,250
Town Center at Cobb		06/08/12		5.74%	Fixed	Secured	280,000	210,000
CPG Partners, LP (Sr. Notes)		06/15/12		6.88%	Fixed	Unsecured	100,000	100,000
Simon Property Group, LP (Sr. Notes)		08/28/12		6.35%	Fixed	Unsecured	350,000	350,000
Anderson Mall		10/10/12		6.20%	Fixed	Secured	27,873	27,873
Century III Mall	(4)	10/10/12		6.20%	Fixed	Secured	82,278	82,278
Crossroads Mall		10/10/12		6.20%	Fixed	Secured	41,324	41,324
Forest Mall	(5)	10/10/12		6.20%	Fixed	Secured	16,548	16,548
Highland Lakes Center	(4)	10/10/12		6.20%	Fixed	Secured	15,254	15,254
Longview Mall	(4)	10/10/12		6.20%	Fixed	Secured	30,970	30,970
Markland Mall	(5)	10/10/12		6.20%	Fixed	Secured	21,910	21,910
Midland Park Mall	(5)	10/10/12		6.20%	Fixed	Secured	31,987	31,987
Palm Beach Mall		10/10/12		6.20%	Fixed	Secured	51,170	51,170
Richmond Towne Square	(5)	10/10/12		6.20%	Fixed	Secured	44,929	44,929
CPG Partners, LP (Sr. Notes)		01/15/13		6.00%	Fixed	Unsecured	150,000	150,000
Factory Stores of America—Boaz	(9)	03/10/13		9.10%	Fixed	Secured	2,688	2,688
The Factory Shoppes at Branson Meadows	(9)	03/10/13		9.10%	Fixed	Secured	9,194	9,194
MacGregor Village	(9)	03/10/13		9.10%	Fixed	Secured	6,621	6,621
Factory Stores of America—Georgetown	(9)	03/10/13		9.10%	Fixed	Secured	6,372	6,372
Factory Stores of America—Graceville	(9)	03/10/13		9.10%	Fixed	Secured	1,894	1,894
Dare Centre	(9)	03/10/13		9.10%	Fixed	Secured	1,646	1,646
Factory Stores of America—Lebanon	(9)	03/10/13		9.10%	Fixed	Secured	1,592	1,592
Factory Stores of America—Nebraska City	(9)	03/10/13		9.10%	Fixed	Secured	1,494	1,494
North Ridge Shopping Center	(9)	03/10/13		9.10%	Fixed	Secured	8,087	8,087
Factory Stores of America—Story City	(9)	03/10/13		9.10%	Fixed	Secured	1,848	1,848
Carolina Premium Outlets—Smithfield	(9)	03/10/13		9.10%	Fixed	Secured	19,770	19,770
The Crossings Premium Outlets		03/13/13		5.85%	Fixed	Secured	54,353	54,353
Simon Property Group, LP (Sr. Notes)		03/15/13		5.45%	Fixed	Unsecured	200,000	200,000
Simon Property Group, LP (Sr. Notes)		05/30/13		5.30%	Fixed	Unsecured	700,000	700,000
Stanford Shopping Center	(2)	06/01/13		6.08%	Variable	Secured	240,000	240,000
Battlefield Mall		07/01/13		4.60%	Fixed	Secured	94,965	94,965
Kittery Premium Outlets	(2)(8)	07/10/13	(15)	5.39%	Fixed	Secured	43,556	43,556
Lighthouse Place Premium Outlets	(2)(8)	07/10/13	(15)	5.39%	Fixed	Secured	88,623	88,623
Waterloo Premium Outlets	(2)(8)	07/10/13	(15)	5.39%	Fixed	Secured	72,822	72,822

 SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of September 30, 2008
(In thousands)

Property Name		Maturity Date	Interest Rate(1)	Interest Rate Type	Secured or Unsecured	Total Indebtedness	Our Share of Indebtedness
Retail Property Trust (Sr. Notes)		09/01/13	7.18%	Fixed	Unsecured	75,000	75,000
Texas Lifestyle Center Secured Loan	(2)	09/23/13	6.00%	Variable	Secured	170,000	170,000
Simon Property Group, LP (Sr. Notes)		01/30/14	4.90%	Fixed	Unsecured	200,000	200,000
Northfield Square		02/11/14	6.05%	Fixed	Secured	29,243	9,241
Montgomery Mall		05/11/14	5.17%	Fixed	Secured	89,863	53,918
SB Boardman Plaza Holdings		07/01/14	5.94%	Fixed	Secured	23,286	23,286
Desoto Square		07/01/14	5.89%	Fixed	Secured	64,153	64,153
Upper Valley Mall		07/01/14	5.89%	Fixed	Secured	47,904	47,904
Washington Square		07/01/14	5.94%	Fixed	Secured	30,288	30,288
West Ridge Mall		07/01/14	5.89%	Fixed	Secured	68,711	68,711
Philadelphia Premium Outlets	(2)	07/30/14	5.78%	Variable	Secured	190,000	190,000
Chesapeake Square		08/01/14	5.84%	Fixed	Secured	71,152	53,364
Brunswick Square		08/11/14	5.65%	Fixed	Secured	83,747	83,747
Simon Property Group, LP (Sr. Notes)		08/15/14	5.63%	Fixed	Unsecured	500,000	500,000
DeKalb Plaza		01/01/15	5.28%	Fixed	Secured	3,101	1,561
Simon Property Group, LP (Sr. Notes)		06/15/15	5.10%	Fixed	Unsecured	600,000	600,000
Simon Property Group, LP (Sr. Notes)		12/01/15	5.75%	Fixed	Unsecured	600,000	600,000
Retail Property Trust (Sr. Notes)		03/15/16	7.88%	Fixed	Unsecured	250,000	250,000
Simon Property Group, LP (Sr. Notes)		05/01/16	6.10%	Fixed	Unsecured	400,000	400,000
Arsenal Mall HCHP Office		05/05/16	8.20%	Fixed	Secured	1,118	1,118
Las Americas Premium Outlets		06/11/16	5.84%	Fixed	Secured	180,000	180,000
White Oaks Mall		11/01/16	5.54%	Fixed	Secured	50,000	40,339
Simon Property Group, LP (Sr. Notes)		12/01/16	5.25%	Fixed	Unsecured	650,000	650,000
Simon Property Group, LP (Sr. Notes)		03/01/17	5.88%	Fixed	Unsecured	500,000	500,000
Wolfchase Galleria		04/01/17	5.64%	Fixed	Secured	225,000	212,616
Valle Vista Mall		05/10/17	5.35%	Fixed	Secured	40,000	40,000
Summit Mall		06/10/17	5.42%	Fixed	Secured	65,000	65,000
Independence Center		07/10/17	5.94%	Fixed	Secured	200,000	200,000
Bangor Mall		10/01/17	6.15%	Fixed	Secured	80,000	53,880
Simon Property Group, LP (Sr. Notes)		05/30/18	6.13%	Fixed	Unsecured	800,000	800,000
Simon Property Group, LP (Sr. Notes)		06/15/18	7.38%	Fixed	Unsecured	200,000	200,000
Sunland Park Mall		01/01/26	8.63%	Fixed	Secured	33,947	33,947

Total Consolidated Indebtedness at Face Value						17,858,643	17,579,613

Premium						43,380	42,768
Discount						(22,757)	(22,757)

Total Consolidated Indebtedness						17,879,266	17,599,624

 SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of September 30, 2008
(In thousands)

Property Name		Maturity Date	Interest Rate(1)	Interest Rate Type	Secured or Unsecured		Total Indebtedness	Our Share of Indebtedness
Joint Venture Indebtedness
Mall of New Hampshire—1	(18)	10/01/08	6.96%	Fixed	Secured		93,459	45,923
Mall of New Hampshire—2	(18)	10/01/08	8.53%	Fixed	Secured		7,812	3,839
Fashion Valley Mall—1		10/11/08	6.49%	Fixed	Secured		153,600	76,800
Fashion Valley Mall—2		10/11/08	6.58%	Fixed	Secured		29,124	14,562
Whitehall Mall		11/01/08	6.77%	Fixed	Secured		12,339	4,688
Ontario Mills		12/01/08	6.75%	Fixed	Secured		126,294	31,574
Galleria Commerciali Italia—Facility C		12/22/08	5.84%	Variable	Unsecured	(10)	123,828	60,676
Ontario Mills II		01/05/09	8.01%	Fixed	Secured		9,734	2,434
Source, The		03/11/09	6.65%	Fixed	Secured		124,000	31,000
Shops at Sunset Place, The	(2)	05/09/09	4.68%	Variable	Secured		84,807	31,803
Seminole Towne Center	(2)	07/09/09	4.58%	Variable	Secured		70,000	31,500
Fashion Centre Pentagon Office	(2)	07/09/09	4.68%	Variable	Secured		40,000	17,000
Briarwood Mall—2		09/01/09	5.47%	Fixed	Secured		876	219
Apple Blossom Mall		09/10/09	7.99%	Fixed	Secured		37,273	18,315
Auburn Mall		09/10/09	7.99%	Fixed	Secured		43,637	21,442
Toki Premium Outlets—Variable		10/30/09	1.68%	Variable	Secured	(12)	9,743	3,897
Falls, The		11/01/09	4.34%	Fixed	Secured		148,200	37,050
Stoneridge Shopping Center	(15)	11/01/09	4.63%	Fixed	Secured		293,800	73,450
Briarwood Mall—1		11/01/09	4.45%	Fixed	Secured		192,402	48,101
Meadowood Mall	(2)(15)	11/09/09	5.13%	Fixed	Secured		182,000	45,500
Colorado Mills	(2)(15)	11/12/09	6.12%	Fixed	Secured		170,000	33,057
Mall at Chestnut Hill		02/01/10	8.45%	Fixed	Secured		13,799	6,516
Southdale Center		04/01/10	5.18%	Fixed	Secured		186,550	93,275
Cobblestone Court		04/16/10	4.93%	Variable	Secured		2,683	1,342
Westchester, The		06/01/10	4.86%	Fixed	Secured		500,000	200,000
Lakeforest Mall		07/08/10	4.90%	Fixed	Secured		141,050	35,263
Coddingtown Mall		07/14/10	5.08%	Variable	Secured		15,500	15,500
Lehigh Valley Mall	(2)	08/09/10	4.49%	Variable	Secured		150,000	56,415
Arizona Mills		10/05/10	7.90%	Fixed	Secured		134,636	33,659
Net Leases I		10/10/10	7.96%	Fixed	Secured		26,501	13,250
Springfield Mall	(2)	12/01/10	5.03%	Variable	Secured		76,500	29,062
Florida Mall, The		12/10/10	7.55%	Fixed	Secured		248,037	124,019
Galleria Commerciali Italia—Catania		12/17/10	6.01%	Variable	Secured	(10)	34,149	16,733
SouthPark Residential	(2)	12/31/10	5.33%	Variable	Secured		41,568	16,627
Atrium at Chestnut Hill		03/11/11	6.89%	Fixed	Secured		44,801	22,014
Cape Cod Mall		03/11/11	6.80%	Fixed	Secured		90,991	44,711
Bay 1 (Torcy)		05/31/11	5.97%	Fixed	Secured	(11)	20,327	10,163

 SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of September 30, 2008
(In thousands)

Property Name		Maturity Date	Interest Rate(1)	Interest Rate Type	Secured or Unsecured		Total Indebtedness	Our Share of Indebtedness
Firewheel Residential	(2)	06/20/11	5.78%	Variable	Secured		20,593	10,297
Bay 2 (Torcy)		06/30/11	5.97%	Fixed	Secured	(11)	75,834	37,917
Highland Mall		07/10/11	6.83%	Fixed	Secured		65,079	32,540
Villabe A6—Bel'Est		08/31/11	6.27%	Fixed	Secured	(11)	12,672	6,336
Wilenska Station Shopping Center		08/31/11	6.67%	Fixed	Secured	(11)	43,253	21,627
Hyatt Coconut	(2)	09/09/11	5.55%	Variable	Secured		5,616	2,808
Fashion Centre Pentagon Retail		09/11/11	6.63%	Fixed	Secured		152,696	64,896
Denver West Village		10/01/11	8.15%	Fixed	Secured		22,269	4,175
Toki Premium Outlets—Fixed		10/31/11	1.80%	Fixed	Secured	(12)	9,375	3,750
Shops at Riverside, The	(2)	11/14/11	4.73%	Variable	Secured		138,000	69,000
Discover Mills—1		12/11/11	7.32%	Fixed	Secured		23,700	1,684
Discover Mills—2		12/11/11	6.08%	Fixed	Secured		135,000	9,592
Galleria Commerciali Italia—Facility A	(2)	12/22/11	6.32%	Fixed	Secured	(10)	346,300	169,687
Galleria Commerciali Italia—Facility B		12/22/11	6.42%	Fixed	Secured	(10)	342,658	167,902
St. Louis Mills		01/08/12	6.39%	Fixed	Secured		90,000	26,829
Kobe Premium Outlets		01/31/12	1.42%	Fixed	Secured	(12)	17,270	6,908
Tosu Premium Outlets—Variable		01/31/12	1.85%	Variable	Secured	(12)	10,478	4,191
Dover Mall & Commons	(2)(3)	02/01/12	5.88%	Variable	Secured		83,756	28,515
Esplanade, The	(2)(3)	02/01/12	5.88%	Variable	Secured		75,136	37,568
Galleria at White Plains	(2)(3)	02/01/12	5.88%	Variable	Secured		125,566	62,783
Northpark Mall—Mills	(2)(3)	02/01/12	5.88%	Variable	Secured		105,543	52,772
Dadeland Mall		02/11/12	6.75%	Fixed	Secured		184,449	92,225
Square One		03/11/12	6.73%	Fixed	Secured		87,770	43,128
Southridge Mall		04/01/12	5.23%	Fixed	Secured		124,000	62,000
Hamilton Town Center		05/29/12	5.53%	Variable	Secured		81,541	40,771
Arkadia Shopping Center		05/31/12	6.22%	Fixed	Secured	(11)	147,809	73,905
Arkadia Shopping Center—2		05/31/12	7.07%	Fixed	Secured	(11)	171,565	85,782
Gotemba Premium Outlets—Variable		05/31/12	1.43%	Variable	Secured	(12)	8,281	3,312
Mills Senior Loan Facility	(2)	06/07/12	5.18%	Variable	Secured		729,000	364,500
Marley Station		07/01/12	4.89%	Fixed	Secured		114,400	28,600
Hilltop Mall		07/08/12	4.99%	Fixed	Secured		64,350	16,088
Crystal Mall		09/11/12	5.62%	Fixed	Secured		96,916	72,269
Concord Mills Mall		12/07/12	6.13%	Fixed	Secured		167,610	33,103
Katy Mills		01/09/13	6.69%	Fixed	Secured		146,547	18,318
Del Amo	(2)	01/23/13	5.43%	Variable	Secured		335,000	83,750
Emerald Square Mall		03/01/13	5.13%	Fixed	Secured		132,775	65,242
Avenues, The		04/01/13	5.29%	Fixed	Secured		73,162	18,291
Circle Centre Mall		04/11/13	5.02%	Fixed	Secured		73,233	10,743
Solomon Pond		08/01/13	3.97%	Fixed	Secured		109,855	53,980
Tosu Premium Outlets—Fixed		08/24/13	1.49%	Fixed	Secured	(12)	8,726	3,490
Miami International Mall		10/01/13	5.35%	Fixed	Secured		95,013	45,393
Liberty Tree Mall		10/11/13	5.22%	Fixed	Secured		35,000	17,198
Galleria Commerciali Italia—Giugliano A		10/20/13	6.07%	Variable	Secured	(10)	36,767	18,016
Galleria Commerciali Italia—Giugliano B		10/20/13	6.07%	Variable	Secured	(10)	40,457	19,824

 SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of September 30, 2008
(In thousands)

Property Name		Maturity Date	Interest Rate(1)	Interest Rate Type	Secured or Unsecured		Total Indebtedness	Our Share of Indebtedness
Galleria Commerciali Italia—Giugliano C		10/20/13	6.47%	Variable	Secured	(10)	16,689	8,178
Mall at Tuttle Crossing		11/05/13	5.05%	Fixed	Secured		116,887	29,222
Arundel Marketplace		01/01/14	5.92%	Fixed	Secured		11,650	2,301
Concord Marketplace		02/01/14	5.76%	Fixed	Secured		13,555	6,778
Northshore Mall		03/11/14	5.03%	Fixed	Secured		205,615	101,034
Sawgrass Mills		07/01/14	5.82%	Fixed	Secured		820,000	410,000
Arundel Mills		08/01/14	6.14%	Fixed	Secured		385,000	114,056
Grapevine Mills	(2)(15)	09/22/14	6.26%	Fixed	Secured		300,000	88,890
Block at Orange		10/01/14	6.25%	Fixed	Secured		220,000	55,000
Opry Mills		10/10/14	6.16%	Fixed	Secured		280,000	68,600
Gotemba Premium Outlets—Fixed		10/25/14	1.53%	Fixed	Secured	(12)	71,359	28,544
Indian River Commons		11/01/14	5.21%	Fixed	Secured		9,645	4,823
Indian River Mall		11/01/14	5.21%	Fixed	Secured		65,355	32,678
Rinku Premium Outlets		11/25/14	1.83%	Fixed	Secured	(12)	34,660	13,864
St. Johns Town Center		03/11/15	5.06%	Fixed	Secured		170,000	85,000
Galleria Commerciali Italia—Cinisello		03/31/15	6.02%	Variable	Secured	(10)	187,042	91,651
St. John's Town Center Phase II	(2)(15)	05/10/15	5.50%	Fixed	Secured		77,500	38,750
Gaitway Plaza		07/01/15	4.60%	Fixed	Secured		13,900	3,243
Plaza at Buckland Hills, The		07/01/15	4.60%	Fixed	Secured		24,800	8,680
Ridgewood Court		07/01/15	4.60%	Fixed	Secured		14,650	5,128
Village Park Plaza		07/01/15	4.60%	Fixed	Secured		29,850	10,448
West Town Corners		07/01/15	4.60%	Fixed	Secured		18,800	4,388
Great Mall of the Bay Area	(2)	08/28/15	6.01%	Fixed	Secured		270,000	66,150
Clay Terrace		10/01/15	5.08%	Fixed	Secured		115,000	57,500
Houston Galleria—1		12/01/15	5.44%	Fixed	Secured		643,583	202,632
Houston Galleria—2		12/01/15	5.44%	Fixed	Secured		177,417	55,860
Smith Haven Mall		03/01/16	5.16%	Fixed	Secured		180,000	45,000
Quaker Bridge Mall		04/01/16	7.03%	Fixed	Secured		20,064	7,622
Eastland Mall		06/01/16	5.79%	Fixed	Secured		168,000	84,000
Empire Mall		06/01/16	5.79%	Fixed	Secured		176,300	88,150
Granite Run Mall		06/01/16	5.83%	Fixed	Secured		118,660	59,330
Mesa Mall		06/01/16	5.79%	Fixed	Secured		87,250	43,625
Rushmore Mall		06/01/16	5.79%	Fixed	Secured		94,000	47,000
Southern Hills Mall		06/01/16	5.79%	Fixed	Secured		101,500	50,750
Valley Mall		06/01/16	5.83%	Fixed	Secured		46,201	23,101
Greendale Mall		10/01/16	6.00%	Fixed	Secured		45,000	22,112
Coconut Point		12/10/16	5.83%	Fixed	Secured		230,000	115,000
King of Prussia Mall—1		01/01/17	7.49%	Fixed	Secured		143,325	17,701
King of Prussia Mall—2		01/01/17	8.53%	Fixed	Secured		10,028	1,238
Mall at Rockingham		03/10/17	5.61%	Fixed	Secured		260,000	63,879
Changshu		04/10/17	8.32%	Fixed	Secured		36,625	11,903
Liberty Plaza		06/01/17	5.68%	Fixed	Secured		43,000	21,500
Franklin Mills		06/01/17	5.65%	Fixed	Secured		290,000	145,000

 SIMON PROPERTY GROUP
Summary of Indebtedness by Maturity
As of September 30, 2008
(In thousands)

Property Name		Maturity Date		Interest Rate(1)	Interest Rate Type	Secured or Unsecured		Total Indebtedness	Our Share of Indebtedness
Hangzhou		06/15/17		8.32%	Fixed	Secured		36,625	11,903
Gurnee Mills		07/01/17		5.77%	Fixed	Secured		321,000	160,500
Potomac Mills		07/11/17		5.83%	Fixed	Secured		410,000	205,000
West Town Mall		12/01/17		6.34%	Fixed	Secured		210,000	105,000
Aventura Mall		12/11/17		5.91%	Fixed	Secured		430,000	143,333
Zhengzhou		04/28/18		8.32%	Fixed	Secured		42,485	13,808
Sano Premium Outlets		05/31/18		1.32%	Variable	Secured	(12)	54,907	21,963
Net Leases II		01/10/23		9.35%	Fixed	Secured		20,873	10,437
TMLP Trust Preferred Unsecured Securities	(2)	03/30/36	(17)	7.38%	Fixed	Unsecured		100,000	50,000

Total Joint Venture Indebtedness at Face Value								16,613,839	6,605,337

Premium								29,497	14,205
Discount								(4,146)	(2,068)

Total Joint Venture Indebtedness								16,639,190	6,617,474	(16)

Our Share of Total Indebtedness									24,217,098

Footnotes:

(1)
Variable rate debt interest rates are based on the following base rates as of September 30, 2008: LIBOR at 3.93%; EURIBOR at 5.04%; YEN LIBOR at .93%; and PRIME at 5.00%.

(2)
Includes applicable extensions available at our option.

(3)
These four properties are secured by cross-collateralized and cross-defaulted mortgages.

(4)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.

(5)
These four properties are secured by cross-collateralized and cross-defaulted mortgages.

(6)
These four properties are secured by cross-collateralized and cross-defaulted mortgages.

(7)
These eleven properties are secured by cross-collateralized and cross-defaulted mortgages.

(8)
These three properties are secured by cross-collateralized and cross-defaulted mortgages.

(9)
These eleven properties are secured by cross-collateralized and cross-defaulted mortgages.

(10)
Amounts shown in USD Equivalent. Euro equivalent is 780.6 million. Associated with Facility A and B and Giugliano are interest rate swap agreements with a total combined 618.4 million euros notional amount that effectively fixes Facility A and B and Giugliano at 5.21%.

(11)
Amounts shown in USD Equivalent. Euro equivalent is 327.6 million. Associated with these loans are interest rate swap agreements with a total combined 319.3 million euros notional amount that effectively fix these loans at a combined 4.83%.

(12)
Amounts shown in USD Equivalent. Yen equivalent is 24,458.1 million.

(13)
Amounts shown in USD Equivalent. Balance includes borrowings on multi-currency tranche of Yen 24,402.4 million.

(14)
Amounts shown in USD Equivalent. Balance includes borrowings on multi-currency tranche of Euro 159.5 million.

(15)
Through an interest rate swap agreement, interest is essentially fixed at the all-in rate presented.

(16)
Our share of indebtedness for joint ventures excludes our share of indebtedness of $147.5 million in joint venture entities in which Gallerie Commerciali Italia holds a non-controlling interest.

(17)
Upon the initial maturity date of 3/30/11, pricing resets every five years based on an index of LIBOR +2.375%.

(18)
This property was refinanced October, 2008 for a total amount of $136.7 million at a fixed rate of 6.23% and a maturity of October, 2015.

 SIMON PROPERTY GROUP

Unencumbered Assets

As of September 30, 2008

Property Name	City	State
Regional Malls:
McCain Mall	N. Little Rock	AR
Brea Mall	Brea	CA
Laguna Hills Mall	Laguna Hills	CA
Santa Rosa Plaza	Santa Rosa	CA
Shops at Mission Viejo, The	Mission Viejo	CA
Westminster Mall	Westminster	CA
Town Center at Aurora	Aurora	CO
Boynton Beach Mall	Boynton Beach	FL
Cordova Mall	Pensacola	FL
Edison Mall	Fort Meyers	FL
Gulf View Square	Port Richey	FL
Lake Square Mall	Leesburg	FL
Melbourne Square	Melbourne	FL
Orange Park Mall	Orange Park	FL
Paddock Mall	Ocala	FL
Town Center at Boca Raton	Boca Raton	FL
Treasure Coast Square	Jensen Beach	FL
Tyrone Square	St. Petersburg	FL
Lenox Square	Atlanta	GA
Phipps Plaza	Atlanta	GA
Lindale Mall	Cedar Rapids	IA
NorthPark Mall	Davenport	IA
SouthRidge Mall	Des Moines	IA
Lincolnwood Town Center	Lincolnwood	IL
Northwoods Shopping Center	Peoria	IL
Orland Square	Orland Park	IL
River Oaks Center	Calumet City	IL
SouthPark Mall	Moline	IL
Castleton Square Mall	Indianapolis	IN
College Mall	Bloomington	IN
Fashion Mall at Keystone, The	Indianapolis	IN
Greenwood Park Mall	Greenwood	IN
Muncie Mall	Muncie	IN
Tippecanoe Mall	Lafayette	IN
Towne East Square	Wichita	KS
Prien Lake Mall	Lake Charles	LA

 SIMON PROPERTY GROUP

Unencumbered Assets

As of September 30, 2008

Property Name	City	State
Arsenal Mall	Watertown	MA
Burlington Mall	Burlington	MA
South Shore Plaza	Braintree	MA
Bowie Town Center	Bowie	MD
St. Charles Towne Center	Waldorf	MD
Maplewood Mall	Minneapolis	MN
Miller Hill Mall	Duluth	MN
SouthPark	Charlotte	NC
Pheasant Lane(1)	Nashua	NH
Livingston Mall	Livingston	NJ
Menlo Park Mall	Edison	NJ
Ocean County Mall	Toms River	NJ
Rockaway Townsquare	Rockaway	NJ
Cottonwood Mall	Albuquerque	NM
Chautauqua Mall	Lakewood	NY
Nanuet Mall	Nanuet	NY
Jefferson Valley Mall	Yorktown Heights	NY
Roosevelt Field	Garden City	NY
Walt Whitman Mall	Huntington Station	NY
Great Lakes Mall	Mentor	OH
Lima Mall	Lima	OH
Southern Park Mall	Boardman	OH
Ross Park Mall	Pittsburgh	PA
South Hills Village	Pittsburgh	PA
Haywood Mall	Greenville	SC
Oak Court Mall	Memphis	TN
Barton Creek Square	Austin	TX
Broadway Square	Tyler	TX
Cielo Vista	El Paso	TX
Firewheel Town Center	Garland	TX
Irving Mall	Irving	TX
La Plaza Mall	McAllen	TX
Lakeline Mall	Cedar Park	TX
North East Mall	Hurst	TX

 SIMON PROPERTY GROUP

Unencumbered Assets

As of September 30, 2008

Property Name	City	State
Richardson Square Mall	Richardson	TX
Rolling Oaks Mall	San Antonio	TX
Charlottesville Fashion Square	Charlottesville	VA
Virginia Center Commons	Glen Allen	VA
Columbia Center	Kennewick	WA
Northgate Mall	Seattle	WA
Bay Park Square	Green Bay	WI
Premium Outlet Centers:
Camarillo Premium Outlets	Camarillo	CA
Carlsbad Premium Outlets	Carlsbad	CA
Desert Hills Premium Outlets	Cabazon	CA
Folsom Premium Outlets	Folsom	CA
Gilroy Premium Outlets	Gilroy	CA
Napa Premium Outlets	Napa	CA
Petaluma Village Premium Outlets	Petaluma	CA
Vacaville Premium Outlets	Vacaville	CA
Clinton Crossing Premium Outlets	Clinton	CT
Orlando Premium Outlets	Orlando	FL
St. Augustine Premium Outlets	St. Augustine	FL
North Georgia Premium Outlets	Dawsonville	GA
Waikele Premium Outlets	Waipahu	HI
Chicago Premium Outlets	Aurora	IL
Edinburgh Premium Outlets	Edinburgh	IN
Wrentham Village Premium Outlets	Wrentham	MA
Albertville Premium Outlets	Albertville	MN
Osage Beach Premium Outlets	Osage Beach	MO
Jackson Premium Outlets	Jackson	NJ
Liberty Village Premium Outlets	Flemington	NJ
Las Vegas Outlet Center	Las Vegas	NV
Las Vegas Premium Outlets	Las Vegas	NV

 SIMON PROPERTY GROUP

Unencumbered Assets

As of September 30, 2008

Property Name	City	State
Woodbury Common Premium Outlets	Central Valley	NY
Aurora Farms Premium Outlets	Aurora	OH
Columbia Gorge Premium Outlets	Troutdale	OR
Allen Premium Outlets	Allen	TX
Houston Premium Outlets	Cypress	TX
Rio Grande Valley Premium Outlets	Mercedes	TX
Round Rock Premium Outlets	Austin	TX
Leesburg Corner Premium Outlets	Leesburg	VA
Seattle Premium Outlets	Seattle	WA
Johnson Creek Premium Outlets	Johnson Creek	WI
The Mills:
Cincinnati Mills	Cincinnati	OH
Community/Lifestyle Centers:
Pier Park	Panama City Beach	FL
Royal Eagle Plaza	Coral Springs	FL
Terrace at Florida Mall	Orlando	FL
Waterford Lakes Town Center	Orlando	FL
Westland Park Plaza	Orange Park	FL
Mall of Georgia Crossing	Atlanta	GA
Countryside Plaza	Countryside	IL
Crystal Court	Crystal Lake	IL
Lake Plaza	Waukegan	IL
North Ridge Plaza	Joliet	IL
Willow Knolls Court	Peoria	IL
Brightwood Plaza	Indianapolis	IN
Eastland Convenience Center	Evansville	IN
Greenwood Plus	Greenwood	IN
Keystone Shoppes	Indianapolis	IN
Markland Plaza	Kokomo	IN
New Castle Plaza	New Castle	IN
Northwood Plaza	Fort Wayne	IN
Teal Plaza	Lafayette	IN
Tippecanoe Plaza	Lafayette	IN
University Center	Mishawaka	IN

 SIMON PROPERTY GROUP

Unencumbered Assets

As of September 30, 2008

Property Name	City	State
Washington Plaza	Indianapolis	IN
Park Plaza	Hopkinsville	KY
Rockaway Convenience Center	Rockaway	NJ
Rockaway Town Plaza	Rockaway	NJ
Great Lakes Plaza	Mentor	OH
Lima Center	Lima	OH
Eastland Plaza	Tulsa	OK
Lincoln Plaza	Langhorne	PA
Charles Towne Square	Charleston	SC
Empire East	Sioux Falls	SD
Knoxville Commons	Knoxville	TN
The Arboretum	Austin	TX
Ingram Plaza	San Antonio	TX
Shops at North East Mall	Hurst	TX
Wolf Ranch Town Center	Georgetown	TX
Chesapeake Center	Chesapeake	VA
Fairfax Court	Fairfax	VA
Martinsville Plaza	Martinsville	VA
Other:
University Mall	Pensacola	FL
Factory Merchants Branson	Branson	MO
Crossville Outlet Center	Crossville	TN
Raleigh Springs Mall	Memphis	TN
Factory Stores at North Bend	North Bend	WA

(1)
The Operating Partnership owns a mortgage note that encumbers Pheasant Lane Mall that entitles it to 100% of the economics of this property.

 SIMON PROPERTY GROUP
Preferred Stock/Units Outstanding
As of September 30, 2008
($ in 000's, except per share amounts)

Issuer	Description	Number of Shares/Units	Per Share Liquidation Preference	Aggregate Liquidation Preference	Ticker Symbol
Preferred Stock:
Simon Property Group, Inc.	Series I 6% Convertible Perpetual Preferred(1)	13,955,574	$50	$697,779	SPGPrI
Simon Property Group, Inc.	Series J 8.375% Cumulative Redeemable(2)	796,948	$50	$39,847	SPGPrJ
Preferred Units:
Simon Property Group, L.P.	Series C 7% Cumulative Convertible(3)	94,235	$28	$2,639	N/A
Simon Property Group, L.P.	Series D 8% Cumulative Redeemable(4)	1,356,814	$30	$40,704	N/A
Simon Property Group, L.P.	Series I 6% Convertible Perpetual(5)	1,631,399	$50	$81,570	N/A
Simon Property Group, L.P.	7.50% Cumulative Redeemable(6)	255,373	$100	$25,537	N/A
Simon Property Group, L.P.	7.75%/8.00% Cumulative Redeemable(7)	850,698	$100	$85,070	N/A

(1)
Each share was convertible into 0.798212 of a share of common stock during the period beginning on July 1, 2008 and ending on September 30, 2008. Each share is convertible into 0.800295 of a share of common stock during the period beginning on October 1, 2008 and ending on December 31, 2008. The shares are redeemable on or after October 14, 2009, in whole or in part, for cash only at a liquidation preference of $50 per share, if the closing price per share of common stock exceeds 130% of the applicable conversion price for 20 trading days within a period of 30 consecutive trading days ending on the trading day before notice of redemption is issued. The shares are traded on the New York Stock Exchange. The closing price on September 30, 2008 was $78.68 per share.

(2)
Each share is redeemable on or after October 15, 2027. The shares are traded on the New York Stock Exchange. The closing price on September 30, 2008 was $56.00 per share.

(3)
Each unit is convertible into 0.75676 of a share of common stock. Each unit is redeemable on or after August 27, 2009.

(4)
Each unit is redeemable on or after August 27, 2009.

(5)
Each unit was convertible into 0.798212 of a share of common stock during the period beginning on July 1, 2008 and ending on September 30, 2008. Each unit is convertible into 0.800295 of a share of common stock during the period beginning on October 1, 2008 and ending on December 31, 2008. Each unit may be exchanged for a share of Series I 6% Convertible Perpetual Preferred stock or cash, at our option.

(6)
Each unit is redeemable on or after November 10, 2013 or earlier upon the occurrence of certain tax triggering events.

(7)
Each unit is redeemable on or after January 1, 2011 or earlier upon the occurrence of certain tax triggering events.

QuickLinks

SIMON PROPERTY GROUP Table of Contents As of September 30, 2008
  Exhibit 99.1
SIMON PROPERTY GROUP Overview
SIMON PROPERTY GROUP Overview
Simon Property Group Ownership Structure(1) September 30, 2008
SIMON PROPERTY GROUP Changes in Company Common Share and Operating Partnership Unit Ownership For the Period from December 31, 2007 through September 30, 2008
SIMON PROPERTY GROUP Selected Financial and Equity Information As of September 30, 2008 Unaudited (In thousands, except as noted)
SIMON PROPERTY GROUP Unaudited Pro-Rata Statement of Operations For The Three Months Ended September 30, 2008
SIMON PROPERTY GROUP Unaudited Pro-Rata Statement of Operations For The Nine Months Ended September 30, 2008
SIMON PROPERTY GROUP Unaudited Pro-Rata Balance Sheet As of September 30, 2008
SIMON PROPERTY GROUP Reconciliation of Net Income to NOI As of September 30, 2008 (in thousands, except as noted)
SIMON PROPERTY GROUP NOI Composition(1) For the Nine Months Ended September 30, 2008
SIMON PROPERTY GROUP Analysis of Other Income and Other Expense As of September 30, 2008 (In thousands)
SIMON PROPERTY GROUP U.S. Portfolio GLA As of September 30, 2008
SIMON PROPERTY GROUP U.S. Regional Mall Operational Information(1) As of September 30, 2008
SIMON PROPERTY GROUP U.S. Regional Mall Lease Expirations(1)(2) As of September 30, 2008
SIMON PROPERTY GROUP U.S. Regional Mall Top Tenants(1) As of September 30, 2008
SIMON PROPERTY GROUP U.S. Regional Mall Anchor/Big Box Openings(1) 2008-2010
SIMON PROPERTY GROUP U.S. Regional Mall Anchor/Big Box Openings(1) 2008-2010
SIMON PROPERTY GROUP U.S. Regional Mall Property Listing(1)
SIMON PROPERTY GROUP U.S. Premium Outlet Centers Operational Information As of September 30, 2008
SIMON PROPERTY GROUP U.S. Premium Outlet Centers Lease Expirations(1) As of September 30, 2008
SIMON PROPERTY GROUP U.S. Premium Outlet Centers Top Tenants As of September 30, 2008
SIMON PROPERTY GROUP U.S. Premium Outlet Centers Property Listing
SIMON PROPERTY GROUP U.S. Community/Lifestyle Centers Operational Information(1) As of September 30, 2008
SIMON PROPERTY GROUP U.S. Community/Lifestyle Centers Lease Expirations(1)(2) As of September 30, 2008
SIMON PROPERTY GROUP U.S. Community/Lifestyle Centers Top Tenants(1) As of September 30, 2008
SIMON PROPERTY GROUP U.S. Community/Lifestyle Centers Property Listing(1)
SIMON PROPERTY GROUP U.S. Mills Portfolio Operational Information As of September 30, 2008
SIMON PROPERTY GROUP U.S. Mills Portfolio Property Listing
SIMON PROPERTY GROUP International Operational Information(1) As of September 30, 2008
SIMON PROPERTY GROUP International Property Listing
SIMON PROPERTY GROUP International Property Listing
SIMON PROPERTY GROUP International Property Listing
SIMON PROPERTY GROUP Capital Expenditures For the Nine Months Ended September 30, 2008 (In thousands)
SIMON PROPERTY GROUP Total Debt Amortization and Maturities by Year (Our Share) As of September 30, 2008 (In thousands)
SIMON PROPERTY GROUP Summary of Indebtedness As of September 30, 2008 (In thousands)
SIMON PROPERTY GROUP Summary of Indebtedness by Maturity As of September 30, 2008 (In thousands)
SIMON PROPERTY GROUP Summary of Indebtedness by Maturity As of September 30, 2008 (In thousands)
SIMON PROPERTY GROUP Summary of Indebtedness by Maturity As of September 30, 2008 (In thousands)
SIMON PROPERTY GROUP Summary of Indebtedness by Maturity As of September 30, 2008 (In thousands)
SIMON PROPERTY GROUP Summary of Indebtedness by Maturity As of September 30, 2008 (In thousands)
SIMON PROPERTY GROUP Summary of Indebtedness by Maturity As of September 30, 2008 (In thousands)
SIMON PROPERTY GROUP Summary of Indebtedness by Maturity As of September 30, 2008 (In thousands)
SIMON PROPERTY GROUP Unencumbered Assets As of September 30, 2008
SIMON PROPERTY GROUP Unencumbered Assets As of September 30, 2008
SIMON PROPERTY GROUP Unencumbered Assets As of September 30, 2008
SIMON PROPERTY GROUP Unencumbered Assets As of September 30, 2008
SIMON PROPERTY GROUP Unencumbered Assets As of September 30, 2008
SIMON PROPERTY GROUP Preferred Stock/Units Outstanding As of September 30, 2008 ($ in 000's, except per share amounts)